UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22255

                            Columbia ETF Trust II
(Exact name of registrant as specified in charter)

225 Franklin Street
                                         Boston, MA 02110
(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC
225 Franklin Street
                           Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

March 31, 2017

COLUMBIA ETF TRUST II

Columbia Beyond BRICs ETF

Columbia EM Core ex-China ETF

Columbia EM Quality Dividend ETF

Columbia EM Strategic Opportunities ETF

Columbia Emerging Markets Consumer ETF

Columbia Emerging Markets Core ETF

Columbia India Consumer ETF

Columbia India Infrastructure ETF

Columbia India Small Cap ETF

PRESIDENT'S MESSAGE

Dear Shareholders,

While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.

While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom's vote to exit the European Union (Brexit), speculation around the Federal Reserve's decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?

Position your portfolio for the reality of market volatility

That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.

Step 1: Review your investment goals

Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what's important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can't control — volatility, and focus on what you can — your investment goals and strategies.

Step 2: Reassess your risk tolerance

Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.

Step 3: Remain calm and focus on your long-term plan

Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.

As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.

Sincerely,

Christopher O. Petersen
President, Columbia ETF Trust II

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about an ETF, visit columbiathreadneedleetf.com. The prospectus and summary prospectus should be read carefully before investing.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

Columbia ETF Trust II is managed by Columbia Management Investment Advisers, LLC and is distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC or its parent company, Ameriprise Financial, Inc.

© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2017

COLUMBIA ETF TRUST II

TABLE OF CONTENTS

Columbia Beyond BRICs ETF

Performance Overview	2
Manager Discussion of Fund Performance	4

Columbia EM Core ex-China ETF

Performance Overview	7
Manager Discussion of Fund Performance	9

Columbia EM Quality Dividend ETF

Performance Overview	12
Manager Discussion of Fund Performance	14

Columbia EM Strategic Opportunities ETF

Performance Overview	17
Manager Discussion of Fund Performance	19

Columbia Emerging Markets Consumer ETF

Performance Overview	21
Manager Discussion of Fund Performance	23

Columbia Emerging Markets Core ETF

Performance Overview	25
Manager Discussion of Fund Performance	27

Columbia India Consumer ETF

Performance Overview	30
Manager Discussion of Fund Performance	32

Columbia India Infrastructure ETF

Performance Overview	34
Manager Discussion of Fund Performance	36

Columbia India Small Cap ETF

Performance Overview	38
Manager Discussion of Fund Performance	40
Understanding Your Fund's Expenses	42
Frequency Distribution of Premiums and Discounts	43
Portfolio of Investments	46
Statement of Assets and Liabilities	76
Statement of Operations	79
Statement of Changes in Net Assets	82
Financial Highlights	87
Notes to Financial Statements	96
Report of Independent Registered Public Accounting Firm	106
Federal Income Tax Information	107
Trustees and Officers	108
Important Information About This Report	114

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

ALPS Distributors, Inc. is not affiliated with Columbia Management Investment Advisers, LLC.

Fund Custodian

The Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 10286

Fund Transfer Agent

The Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 10286

The Bank of New York Mellon Corp. is not affiliated with Columbia Management Investment Advisers, LLC.

For more information about any of the ETFs, please visit columbiathreadneedleetf.com or call 888.800.4347.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia ETF are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia ETF. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW

Columbia Beyond BRICs ETF

Columbia Beyond BRICs ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Beyond BRICs Net of Tax Index USD.

Average Annual Total Returns (%) (for period ended March 31, 2017)

	Inception	1 Year	Life
Market Price	08/15/12	4.01	-2.66
Net Asset Value	08/15/12	5.12	-2.48
Tracked Index(1)		6.58	-0.66

(1) The Tracked Index reflects the Indxx Beyond BRICs Index through October 25, 2013 and the FTSE Beyond BRICs Net of Tax Index USD thereafter.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager). Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The FTSE Beyond BRICs Net of Tax Index USD is a market capitalization-weighted index designed to represent the performance of a diversified basket of 90 liquid companies in emerging and frontier markets excluding Brazil, Russia, India, China (BRIC), Taiwan and Argentina as defined by FTSE's Country Classification System. The index has 75% exposure to emerging markets and 25% to frontier markets at rebalance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW (continued)

Columbia Beyond BRICs ETF

Performance of a Hypothetical $10,000 Investment (August 15, 2012 – March 31, 2017)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Beyond BRICs ETF

Portfolio Management

Christopher Lo, Ph.D., CFA

Frank Vallario

Top Ten Holdings (%) (at March 31, 2017)
Naspers, Ltd. N Shares (South Africa)	3.3
America Movil SAB de CV Series L (Mexico)	2.7
Fomento Economico Mexicano SAB de CV Series UBD (Mexico)	2.5
PTT PCL NVDR (Thailand)	2.4
PT Telekomunikasi Indonesia Persero Tbk (Indonesia)	2.3
PT Bank Central Asia Tbk (Indonesia)	2.2
Safaricom, Ltd. (Kenya)	2.2
Vietnam Dairy Products JSC (Vietnam)	2.2
Public Bank Bhd (Malaysia)	2.0
Square Pharmaceuticals, Ltd. (Bangladesh)	2.0

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended March 31, 2017, the Fund returned 5.12% based on net asset value (NAV) and 4.01% based on market price. The Fund's Tracked Index, the FTSE Beyond BRICs Index, returned 6.58% during the same time period.

The Fund's NAV on March 31, 2016 was $15.77 and it ended the annual period on March 31, 2017 with a NAV of $16.14. The Fund's market price on March 31, 2017 was $16.00 per share.

Emerging market equities posted gains despite geopolitical uncertainty

The annual period ended March 31, 2017 began on a positive note for emerging market equities. All eyes were on the weakness of the U.S. dollar and the rally in commodities prices. The subsequent surge in U.S. dollar strength coincided with the April 2016 Federal Reserve (Fed) press release that indicated a June 2016 interest rate hike in the U.S. was a distinct possibility, as expectations of Fed normalization of monetary policy persisted. Emerging market equities, however, then traded in a narrow band and were essentially flat for most of the early months of the annual period. Interestingly, despite the turn in the U.S. dollar, commodities prices continued to move upward, with part of such strength likely driven by better economic numbers out of China during the summer months. Several other notable macro events affecting the emerging markets during the summer of 2016 included the Philippines' election victory of populist outsider and former mayor of Davao, Rodrigo Duterte, as president on May 9th; the impeachment of Brazilian president Dilma Rousseff on May 12th; and the surprise U.K. vote result on the referendum to leave the European Union, popularly known as Brexit, announced on June 24th.

Emerging market equities experienced a stretch of robust performance heading into the fall months, outpacing developed market equities significantly during the third quarter of 2016. Much of this rally was fueled by improvements in China's economy. Brazil also gained momentum after putting an end to the President Rousseff era with her impeachment. Indonesia performed well, too, on lower interest rates, higher foreign exchange reserves and better capital flows on the back of a successful tax amnesty program.

In the fourth quarter of 2016, political uncertainty again came to the fore with the passing of King Bhumibol of Thailand, followed a month later with the surprise Trump election victory in the U.S. on November 8th. In the week following the U.S. election, the U.S. stock market traded up, while emerging market equities, as measured by the MSCI Emerging Markets Index, declined 4.16%. Also on November 8th, the Indian government announced it was withdrawing all 500 and 1000 rupee notes from circulation to counter "black money," that is, money earned illegally from black market activities. As a result, the Indian equity market sold off 8.5% in the week following the announcement.

After struggling in November and December 2016, emerging market equities staged a strong rally during the first quarter of 2017. Investors seemed more comfortable as U.S. interest rates eased a bit after the

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Beyond BRICs ETF

initial "Trump spike" late in 2016. Positive economic data out of China and Indian market strength further drove the rally. The South Korean equity market also posted healthy gains, and the South Korean won was one of the strong emerging market currencies, despite, or perhaps because of, the impeachment of President Park Geun-hye.

Contributors and detractors

Constituents in the financials, information technology and telecommunication services sectors detracted most from the Fund's results during the annual period. Partially offsetting these detractors were constituents in the materials, consumer discretionary and health care sectors, which contributed positively to results.

From a country perspective, constituents in Malaysia, Mexico and Brazil detracted the most from results during the annual period. Conversely, constituents in South Vietnam, Indonesia and Hong Kong contributed most positively to results.

Positions in integrated financial services group Standard Bank Group; diversified financial services firm FirstRand; and communication services provider MTN Group, each a South African company, detracted most. Each generated a negative absolute return during the annual period. Positions in Bank Muscat, an Oman-based financial services provider; Fomento Economico Mexicano (FEMSA), a Mexico-based non-alcoholic beverage producer; and Bank Central Asia, an Indonesian bank contributed most positively. Each posted a positive absolute return during the annual period.

Country Breakdown (%) (at March 31, 2017)
Bangladesh	2.6
Chile	1.1
Colombia	0.3
Czech Republic	0.4
Indonesia	9.9
Kenya	3.4
Malaysia	10.9
Mexico	15.7
Morocco	3.7
Nigeria	5.4
Oman	1.7
Philippines	4.5
Poland	3.3
Qatar	1.3
Romania	1.9
South Africa	14.6
Thailand	8.3
Turkey	2.7
United Arab Emirates	2.3
Vietnam	6.0
Total	100.0

Country Breakdown is based primarily on issuer's place of risk. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at March 31, 2017)
Basic Materials	5.1
Consumer Goods	11.1
Consumer Services	10.8
Financials	38.3
Health Care	4.1
Industrials	7.1
Oil & Gas	5.2
Telecommunications	15.8
Utilities	2.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Beyond BRICs ETF

Investment Risks

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund is non-diversified and, as a result, may have greater volatility than diversified-funds. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable laws and regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. One cannot invest directly in an Index. See the Fund's prospectus for more information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW

Columbia EM Core ex-China ETF

Columbia EM Core ex-China ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Beta Thematic Emerging Markets ex-China Index.

Average Annual Total Returns (%) (for period ended March 31, 2017)

	Inception	1 Year	Life
Market Price	09/02/15	23.20	20.15
Net Asset Value	09/02/15	18.83	17.76
MSCI Emerging Markets Index (Net)		17.22	14.36
Beta Thematic Emerging Markets ex-China Index		18.45	17.60

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure market performance of emerging markets.

The Beta Thematic Emerging Markets ex-China Index is a market capitalization-weighted index designed to provide broad, core emerging markets equity exposure by measuring the stock performance of up to 700 companies, excluding those listed or domiciled in China or Hong Kong.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW (continued)

Columbia EM Core ex-China ETF

Performance of a Hypothetical $10,000 Investment (September 2, 2015 – March 31, 2017)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia EM Core ex-China ETF

For the 12-month period that ended March 31, 2017, the Fund returned 18.83% based on net asset value (NAV) and 23.20% based on market price. The MSCI Emerging Markets Index (Net) returned 17.22% and the Beta Thematic Emerging Markets ex-China Index, returned 18.45% during the same time period.

The Fund's NAV on March 31, 2016 was $21.23 and it ended the annual period on March 31, 2017 with a NAV of $24.91. The Fund's market price on March 31, 2017 was $25.72 per share.

Emerging market equities posted gains despite geopolitical uncertainty

The annual period ended March 31, 2017 began on a positive note for emerging market equities. All eyes were on the weakness of the U.S. dollar and the rally in commodities prices. The subsequent surge in U.S. dollar strength coincided with the April 2016 Federal Reserve (Fed) press release that indicated a June 2016 interest rate hike in the U.S. was a distinct possibility, as expectations of Fed normalization of monetary policy persisted. Emerging market equities, however, then traded in a narrow band and were essentially flat for most of the early months of the annual period. Interestingly, despite the turn in the U.S. dollar, commodities prices continued to move upward, with part of such strength likely driven by better economic numbers out of China during the summer months. Several other notable macro events affecting the emerging markets during the summer of 2016 included the Philippines' election victory of populist outsider and former mayor of Davao, Rodrigo Duterte, as president on May 9th; the impeachment of Brazilian president Dilma Rousseff on May 12th; and the surprise U.K. vote result on the referendum to leave the European Union, popularly known as Brexit, announced on June 24th.

Emerging market equities experienced a stretch of robust performance heading into the fall months, outpacing developed market equities significantly during the third quarter of 2016. Much of this rally was fueled by improvements in China's economy. Brazil also gained momentum after putting an end to the President Rousseff era with her impeachment. Indonesia performed well, too, on lower interest rates, higher foreign exchange reserves and better capital flows on the back of a successful tax amnesty program.

In the fourth quarter of 2016, political uncertainty again came to the fore with the passing of King Bhumibol of Thailand, followed a month later with the surprise Trump election victory in the U.S. on November 8th. In the week following the U.S. election, the U.S. stock market traded up, while emerging market equities, as measured by the MSCI Emerging Markets Index, declined 4.16%. Also on November 8th, the Indian government announced it was withdrawing all 500 and 1000 rupee notes from circulation to counter "black money," that is, money earned illegally from black market activities. As a result, the Indian equity market sold off 8.5% in the week following the announcement.

After struggling in November and December 2016, emerging market equities staged a strong rally during the first quarter of 2017. Investors

Portfolio Management

Christopher Lo, Ph.D., CFA

Frank Vallario

Top Ten Holdings (%) (at March 31, 2017)
Samsung Electronics Co., Ltd. (South Korea)	5.9
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	4.4
HDFC Bank, Ltd. ADR (India)	3.8
ICICI Bank, Ltd. ADR (India)	3.0
Tata Motors, Ltd. ADR (India)	2.6
Infosys, Ltd. ADR (India)	2.6
Itau Unibanco Holding SA Preference Shares (Brazil)	2.5
Petroleo Brasileiro SA Preference Shares (Brazil)	2.3
Vale SA Preference Shares (Brazil)	2.2
Naspers, Ltd. N Shares (South Africa)	1.9

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia EM Core ex-China ETF

Country Breakdown (%) (at March 31, 2017)
Brazil	14.2
Chile	1.2
India	12.0
Indonesia	3.6
Malaysia	2.5
Mexico	7.0
Peru	0.7
Philippines	1.5
Poland	2.1
Russia	4.1
South Africa	9.6
South Korea	20.5
Taiwan	14.8
Thailand	4.1
Turkey	2.1
Total	100.0

Country Breakdown is based primarily on issuer's place of risk. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at March 31, 2017)
Consumer Discretionary	10.2
Consumer Staples	10.0
Energy	6.7
Financials	28.7
Health Care	2.3
Industrials	5.4
Information Technology	18.3
Materials	11.3
Real Estate	0.7
Telecommunication Services	4.6
Utilities	1.8
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

seemed more comfortable as U.S. interest rates eased a bit after the initial "Trump spike" late in 2016. Positive economic data out of China and Indian market strength further drove the rally. The South Korean equity market also posted healthy gains, and the South Korean won was one of the strong emerging market currencies, despite, or perhaps because of, the impeachment of President Park Geun-hye.

Contributors and detractors

Constituents in the energy, materials and financials sectors contributed most positively to the Fund's results during the annual period. Partially offsetting these positive contributors were constituents in the information technology, consumer staples and industrials sectors, which detracted from results.

From a country perspective, constituents in Brazil, South Korea and Hong Kong contributed most positively to the Fund's results. Conversely, constituents in China, Mexico and India detracted the most from results during the annual period.

Positions in Samsung Electronics, a South Korea-based consumer and industrial electronic equipment and products manufacturer; Vale, a Brazilian metals producer; and Petroleo Brasileiro (Petrobras), a Brazilian oil and gas exploration and production company contributed most positively. Samsung Electronics and Petrobras each posted a robust double-digit absolute gain, and Vale generated a triple-digit absolute gain during the annual period. Positions in Infosys, an India-based consulting and software services firm; Steinhoff International Holdings, a South African integrated discount retailer; and IHH Healthcare, a Malaysian-based healthcare services provider detracted most. Each produced a double-digit negative absolute return during the annual period.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia EM Core ex-China ETF

Investment Risks

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund is non-diversified and, as a result, may have greater volatility than diversified-funds. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable laws and regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. One cannot invest directly in an Index. See the Fund's prospectus for more information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW

Columbia EM Quality Dividend ETF

Columbia EM Quality Dividend ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Beta AdvantageSM Emerging Markets Quality Dividend Index.

Average Annual Total Returns (%) (for period ended March 31, 2017)

	Inception	1 Year	5 Years	Life
Market Price	08/04/11	11.09	-3.82	-2.91
Net Asset Value	08/04/11	10.05	-3.77	-2.92
MSCI Emerging Markets Index (Net)		17.22	0.81	-0.09
Tracked Index(1)		12.59	-2.44	-1.51

(1) The Tracked Index reflects the Indxx Emerging Market High Income Low Beta Index through January 31, 2014, the FTSE Emerging All Cap ex-Taiwan Low Volatility Dividend Net Tax Index from February 3, 2014 through January 23, 2015, and the Beta AdvantageSM Emerging Markets Quality Dividend Index thereafter.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure market performance of emerging markets.

The Beta AdvantageSM Emerging Markets Quality Dividend Index is an equal-weighted index designed to represent a portfolio of approximately 50 companies in developing markets, which is expected to have a higher dividend yield than the average dividend yield of companies included in the developing markets universe as defined by Columbia Management.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW (continued)

Columbia EM Quality Dividend ETF

Performance of a Hypothetical $10,000 Investment (August 4, 2011 – March 31, 2017)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia EM Quality Dividend ETF

Portfolio Management

Christopher Lo, Ph.D., CFA

Frank Vallario

Top Ten Holdings (%) (at March 31, 2017)
AirAsia Bhd (Malaysia)	2.2
BRF SA (Brazil)	2.2
Lojas Renner SA (Brazil)	2.1
WEG SA (Brazil)	2.1
Ambev SA (Brazil)	2.1
Pegatron Corp. (Taiwan)	2.1
Petronas Chemicals Group Bhd (Malaysia)	2.1
Intouch Holdings PCL NVDR (Thailand)	2.1
Axiata Group Bhd (Malaysia)	2.1
Banco Bradesco SA Preference Shares (Brazil)	2.1

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended March 31, 2017, the Fund returned 10.05% based on net asset value (NAV) and 11.09% based on market price. The MSCI Emerging Markets Index (Net) returned 17.22% and the Fund's Tracked Index, the Beta AdvantageSM Emerging Markets Quality Dividend Index returned 12.59% during the same time period.

The Fund's NAV on March 31, 2016 was $12.81 and it ended the annual period on March 31, 2017 with a NAV of $13.77. The Fund's market price on March 31, 2017 was $13.78 per share.

Emerging market equities posted gains despite geopolitical uncertainty

The annual period ended March 31, 2017 began on a positive note for emerging market equities. All eyes were on the weakness of the U.S. dollar and the rally in commodities prices. The subsequent surge in U.S. dollar strength coincided with the April 2016 Federal Reserve (Fed) press release that indicated a June 2016 interest rate hike in the U.S. was a distinct possibility, as expectations of Fed normalization of monetary policy persisted. Emerging market equities, however, then traded in a narrow band and were essentially flat for most of the early months of the annual period. Interestingly, despite the turn in the U.S. dollar, commodities prices continued to move upward, with part of such strength likely driven by better economic numbers out of China during the summer months. Several other notable macro events affecting the emerging markets during the summer of 2016 included the Philippines' election victory of populist outsider and former mayor of Davao, Rodrigo Duterte, as president on May 9th; the impeachment of Brazilian president Dilma Rousseff on May 12th; and the surprise U.K. vote result on the referendum to leave the European Union, popularly known as Brexit, announced on June 24th.

Emerging market equities experienced a stretch of robust performance heading into the fall months, outpacing developed market equities significantly during the third quarter of 2016. Much of this rally was fueled by improvements in China's economy. Brazil also gained momentum after putting an end to the President Rousseff era with her impeachment. Indonesia performed well, too, on lower interest rates, higher foreign exchange reserves and better capital flows on the back of a successful tax amnesty program.

In the fourth quarter of 2016, political uncertainty again came to the fore with the passing of King Bhumibol of Thailand, followed a month later with the surprise Trump election victory in the U.S. on November 8th. In the week following the U.S. election, the U.S. stock market traded up, while emerging market equities, as measured by the MSCI Emerging Markets Index, declined 4.16%. Also on November 8th, the Indian government announced it was withdrawing all 500 and 1000 rupee notes from circulation to counter "black money," that is, money earned illegally from black market activities. As a result, the Indian equity market sold off 8.5% in the week following the announcement.

After struggling in November and December 2016, emerging market equities staged a strong rally during the first quarter of 2017. Investors

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia EM Quality Dividend ETF

seemed more comfortable as U.S. interest rates eased a bit after the initial "Trump spike" late in 2016. Positive economic data out of China and Indian market strength further drove the rally. The South Korean equity market also posted healthy gains, and the South Korean won was one of the strong emerging market currencies, despite, or perhaps because of, the impeachment of President Park Geun-hye.

Contributors and detractors

Constituents in the information technology, consumer staples and energy sectors detracted most from the Fund's results during the annual period. Partially offsetting these detractors were constituents in the financials, real estate and consumer discretionary sectors, which contributed most positively to results.

From a country perspective, constituents in Thailand, Malaysia and Turkey detracted most from results. Conversely, constituents in Mexico, Taiwan and Hong Kong contributed most positively to results during the annual period.

Positions in Airports of Thailand, a Thai airport operator; BRF, a Brazilian food processor; and Turkiye Petrol Rafinerileri (Tupras), a Turkish petroleum refiner detracted most. Airports of Thailand posted a modestly positive absolute return, while BRF and Tupras each posted a double-digit negative absolute return during the annual period. Positions in Itausa-Investimentos Itau, a Brazilian diversified holding company; Banco Bradesco, a Brazilian commercial bank; and Pegatron, a Taiwan-based technology hardware and equipment company contributed most positively. Each produced a robust double-digit absolute gain during the annual period.

Country Breakdown (%) (at March 31, 2017)
Brazil	18.4
Chile	2.0
Hong Kong	6.1
Indonesia	8.0
Kenya	1.9
Malaysia	10.4
Philippines	2.0
South Africa	8.9
Taiwan	18.1
Thailand	18.2
Turkey	4.0
United Arab Emirates	2.0
Total	100.0

Country Breakdown is based primarily on issuer's place of risk. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at March 31, 2017)
Consumer Discretionary	13.7
Consumer Staples	16.1
Financials	15.7
Health Care	1.6
Industrials	12.3
Information Technology	6.1
Materials	8.1
Real Estate	2.0
Telecommunication Services	16.3
Utilities	8.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia EM Quality Dividend ETF

Investment Risks

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund is non-diversified and, as a result, may have greater volatility than diversified-funds. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable laws and regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. One cannot invest directly in an Index. See the Fund's prospectus for more information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW

Columbia EM Strategic Opportunities ETF

Columbia EM Strategic Opportunities ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Strategic Opportunities Index.

Average Annual Total Returns (%) (for period ended March 31, 2017)

	Inception	1 Year	Life
Market Price	08/15/12	3.42	0.47
Net Asset Value	08/15/12	3.08	0.54
Tracked Index(1)		3.72	1.80

(1) The Tracked Index reflects the Indxx Emerging Markets Domestic Demand Index through January 31, 2014 and the S&P Emerging Markets Strategic Opportunities Index thereafter.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The S&P Emerging Markets Strategic Opportunities Index is a 50-stock free-float market capitalization-weighted index designed to measure the performance of companies in emerging markets that are tied to domestic demand, specifically those in consumer staples, consumer discretionary, telecommunications services, health care and the utilities sectors.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW (continued)

Columbia EM Strategic Opportunities ETF

Performance of a Hypothetical $10,000 Investment (August 15, 2012 – March 31, 2017)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia EM Strategic Opportunities ETF

For the 12-month period that ended March 31, 2017, the Fund returned 3.08% based on net asset value (NAV) and 3.42% based on market price. The Fund's Tracked Index, the S&P Emerging Markets Strategic Opportunities Index, returned 3.72% during the same time period.

The Fund's NAV on March 31, 2016 was $18.79 and it ended the annual period on March 31, 2017 with a NAV of $18.91. The Fund's market price on March 31, 2017 was $18.85 per share.

Emerging market equities posted gains despite geopolitical uncertainty

The annual period ended March 31, 2017 began on a positive note for emerging market equities. All eyes were on the weakness of the U.S. dollar and the rally in commodities prices. The subsequent surge in U.S. dollar strength coincided with the April 2016 Federal Reserve (Fed) press release that indicated a June 2016 interest rate hike in the U.S. was a distinct possibility, as expectations of Fed normalization of monetary policy persisted. Emerging market equities, however, then traded in a narrow band and were essentially flat for most of the early months of the annual period. Interestingly, despite the turn in the U.S. dollar, commodities prices continued to move upward, with part of such strength likely driven by better economic numbers out of China during the summer months. Several other notable macro events affecting the emerging markets during the summer of 2016 included the Philippines' election victory of populist outsider and former mayor of Davao, Rodrigo Duterte, as president on May 9th; the impeachment of Brazilian president Dilma Rousseff on May 12th; and the surprise U.K. vote result on the referendum to leave the European Union, popularly known as Brexit, announced on June 24th.

Emerging market equities experienced a stretch of robust performance heading into the fall months, outpacing developed market equities significantly during the third quarter of 2016. Much of this rally was fueled by improvements in China's economy. Brazil also gained momentum after putting an end to the President Rousseff era with her impeachment. Indonesia performed well, too, on lower interest rates, higher foreign exchange reserves and better capital flows on the back of a successful tax amnesty program.

In the fourth quarter of 2016, political uncertainty again came to the fore with the passing of King Bhumibol of Thailand, followed a month later with the surprise Trump election victory in the U.S. on November 8th. In the week following the U.S. election, the U.S. stock market traded up, while emerging market equities, as measured by the MSCI Emerging Markets Index, declined 4.16%. Also on November 8th, the Indian government announced it was withdrawing all 500 and 1000 rupee notes from circulation to counter "black money," that is, money earned illegally from black market activities. As a result, the Indian equity market sold off 8.5% in the week following the announcement.

After struggling in November and December 2016, emerging market equities staged a strong rally during the first quarter of 2017. Investors seemed more comfortable as U.S. interest rates eased a bit after the

Portfolio Management

Christopher Lo, Ph.D., CFA

Frank Vallario

Top Ten Holdings (%) (at March 31, 2017)
Ambev SA ADR (Brazil)	5.1
Naspers, Ltd. N Shares (South Africa)	5.0
China Mobile, Ltd. (China)	4.7
JD.com, Inc. ADR (China)	4.7
Fomento Economico Mexicano SAB de CV ADR (Mexico)	4.2
America Movil SAB de CV Class L ADR (Mexico)	4.0
PT Telekomunikasi Indonesia Persero Tbk ADR (Indonesia)	3.6
Ctrip.com International, Ltd. ADR (China)	3.6
MTN Group, Ltd. (South Africa)	3.4
Steinhoff International Holdings NV (South Africa)	3.0

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at March 31, 2017)
Brazil	8.2
China	25.3
Hong Kong	1.3
India	15.2
Indonesia	6.1
Malaysia	3.7
Mexico	13.1
Russia	3.8
South Africa	18.9
Thailand	4.4
Total	100.0

Country Breakdown is based primarily on issuer's place of risk. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia EM Strategic Opportunities ETF

Equity Sector Breakdown (%) (at March 31, 2017)
Consumer Discretionary	29.8
Consumer Staples	30.3
Health Care	8.4
Telecommunication Services	27.4
Utilities	4.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund is non-diversified and, as a result, may have greater volatility than diversified-funds. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable laws and regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. One cannot invest directly in an Index. See the Fund's prospectus for more information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

initial "Trump spike" late in 2016. Positive economic data out of China and Indian market strength further drove the rally. The South Korean equity market also posted healthy gains, and the South Korean won was one of the strong emerging market currencies, despite, or perhaps because of, the impeachment of President Park Geun-hye.

Contributors and detractors

Constituents in the information technology, telecommunication services and health care sectors detracted most from the Fund's results during the annual period. Partially offsetting these detractors were constituents in industrials and real estate, the only two sectors to contribute positively to the Fund's results.

From a country perspective, constituents in China, Mexico and South Africa detracted most from results. Conversely, constituents in Indonesia, Poland and Turkey contributed most positively to results during the annual period.

Positions in Steinhoff International Holdings, a South African integrated discount retailer; America Movil, a Mexican wireless communications provider; and Sun Pharmaceutical Industries, an Indian pharmaceuticals manufacturer detracted most. Each posted a negative return during the annual period. Positions in Naspers, a South African media company; JD.com, a Chinese online direct sales company; and Telekomunikasi Indonesia Persero, an Indonesia telecommunications company contributed most positively. Each produced a solid double-digit gain during the annual period.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW

Columbia Emerging Markets Consumer ETF

Columbia Emerging Markets Consumer ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30TM Index.

Average Annual Total Returns (%) (for period ended March 31, 2017)

	Inception	1 Year	5 Years	Life
Market Price	09/14/10	10.75	0.83	4.12
Net Asset Value	09/14/10	10.35	0.82	4.07
Dow Jones Emerging Markets Consumer Titans 30TM Index		11.02	1.96	5.35

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The Dow Jones Emerging Markets Consumer Titans 30TM Index is a free-float market capitalization-weighted index that measures the performance of 30 leading emerging market companies in the Consumer Goods and Consumer Services Industries as defined by S&P Dow Jones Indexes.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW (continued)

Columbia Emerging Markets Consumer ETF

Performance of a Hypothetical $10,000 Investment (September 14, 2010 – March 31, 2017)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Emerging Markets Consumer ETF

For the 12-month period that ended March 31, 2017, the Fund returned 10.35% based on net asset value and 10.75% based on market price. The Dow Jones Emerging Markets Consumer Titans 30TM Index, returned 11.02% during the same period.

The Fund's NAV on March 31, 2016 was $22.60 and it ended the annual period on March 31, 2017 with a NAV of $24.75. The Fund's market price on March 31, 2017 was $24.83 per share.

Emerging market equities posted gains despite geopolitical uncertainty

The annual period ended March 31, 2017 began on a positive note for emerging market equities. All eyes were on the weakness of the U.S. dollar and the rally in commodities prices. The subsequent surge in U.S. dollar strength coincided with the April 2016 Federal Reserve (Fed) press release that indicated a June 2016 interest rate hike in the U.S. was a distinct possibility, as expectations of Fed normalization of monetary policy persisted. Emerging market equities, however, then traded in a narrow band and were essentially flat for most of the early months of the annual period. Interestingly, despite the turn in the U.S. dollar, commodities prices continued to move upward, with part of such strength likely driven by better economic numbers out of China during the summer months. Several other notable macro events affecting the emerging markets during the summer of 2016 included the Philippines' election victory of populist outsider and former mayor of Davao, Rodrigo Duterte, as president on May 9th; the impeachment of Brazilian president Dilma Rousseff on May 12th; and the surprise U.K. vote result on the referendum to leave the European Union, popularly known as Brexit, announced on June 24th.

Emerging market equities experienced a stretch of robust performance heading into the fall months, outpacing developed market equities significantly during the third quarter of 2016. Much of this rally was fueled by improvements in China's economy. Brazil also gained momentum after putting an end to the President Rousseff era with her impeachment. Indonesia performed well, too, on lower interest rates, higher foreign exchange reserves and better capital flows on the back of a successful tax amnesty program.

In the fourth quarter of 2016, political uncertainty again came to the fore with the passing of King Bhumibol of Thailand, followed a month later with the surprise Trump election victory in the U.S. on November 8th. In the week following the U.S. election, the U.S. stock market traded up, while emerging market equities, as measured by the MSCI Emerging Markets Index, declined 4.16%. Also on November 8th, the Indian government announced it was withdrawing all 500 and 1000 rupee notes from circulation to counter "black money," that is, money earned illegally from black market activities. As a result, the Indian equity market sold off 8.5% in the week following the announcement.

After struggling in November and December 2016, emerging market equities staged a strong rally during the first quarter of 2017. Investors seemed more comfortable as U.S. interest rates eased a bit after the

Portfolio Management

Christopher Lo, Ph.D., CFA

Frank Vallario

Top Ten Holdings (%) (at March 31, 2017)
Naspers, Ltd. N Shares (South Africa)	10.2
JD.com, Inc. ADR (China)	5.9
Ambev SA ADR (Brazil)	5.5
Ctrip.com International, Ltd. ADR (China)	4.6
Fomento Economico Mexicano SAB de CV Series UBD (Mexico)	4.6
Steinhoff International Holdings NV (South Africa)	4.1
Tata Motors, Ltd. ADR (India)	3.8
ITC, Ltd. (India)	3.8
PT Astra International Tbk (Indonesia)	3.7
Grupo Televisa SAB Series CPO (Mexico)	3.6

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at March 31, 2017)
Brazil	10.5
Chile	3.0
China	21.1
India	14.3
Indonesia	3.8
Malaysia	2.0
Mexico	11.8
Philippines	2.6
Russia	3.4
South Africa	22.3
Thailand	5.2
Total	100.0

Country Breakdown is based primarily on issuer's place of risk. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Emerging Markets Consumer ETF

Equity Sector Breakdown (%) (at March 31, 2017)
Consumer Goods	44.2
Consumer Services	52.0
Industrials	3.8
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund is non-diversified and, as a result, may have greater volatility than diversified-funds. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable laws and regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. One cannot invest directly in an Index. See the Fund's prospectus for more information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

initial "Trump spike" late in 2016. Positive economic data out of China and Indian market strength further drove the rally. The South Korean equity market also posted healthy gains, and the South Korean won was one of the strong emerging market currencies, despite, or perhaps because of, the impeachment of President Park Geun-hye.

Contributors and detractors

Constituents in the information technology, consumer staples and financials sectors detracted most from the Fund's results during the annual period. Partially offsetting these detractors were constituents in the telecommunication services, health care and utilities sectors, which contributed most positively to results.

From a country perspective, constituents in Mexico, China and Brazil detracted most from results. Conversely, constituents in India, Thailand and Turkey contributed most positively to results during the annual period.

Positions in Steinhoff International Holdings, a South African integrated discount retailer; Fomento Economico Mexicano (FEMSA), a Mexico-based non-alcoholic beverage producer; and Genting, a Malaysian diversified investment holding detracted most. Each posted a negative return during the annual period. Positions in Naspers, a South African media company; Maruti Suzuki India, an Indian auto manufacturer and exporter; and JD.com, a Chinese online direct sales company contributed most positively. Each produced a solid double-digit gain during the annual period.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW

Columbia Emerging Markets Core ETF

Columbia Emerging Markets Core ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Core IndexSM.

Average Annual Total Returns (%) (for period ended March 31, 2017)

	Inception	1 Year	Life
Market Price	10/16/12	11.81	0.58
Net Asset Value	10/16/12	10.08	0.50
S&P Emerging Markets Core IndexSM		11.01	1.37

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The S&P Emerging Markets Core IndexSM is a modified equal-weighted index designed to measure the market performance of up to 116 companies that S&P determines to be representative of all industries domiciled in emerging market countries, subject to a 15% country cap.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW (continued)

Columbia Emerging Markets Core ETF

Performance of a Hypothetical $10,000 Investment (October 16, 2012 – March 31, 2017)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Emerging Markets Core ETF

For the 12-month period that ended March 31, 2017, the Fund returned 10.08% based on net asset value (NAV) and 11.81% based on market price. The S&P Emerging Markets Core IndexTM (the Index) returned 11.01% during the same period.

The Fund's NAV on March 31, 2016 was $17.58 and it ended the annual period on March 31, 2017 with a NAV of $19.09. The Fund's market price on March 31, 2017 was $19.16 per share.

Emerging market equities posted gains despite geopolitical uncertainty

The annual period ended March 31, 2017 began on a positive note for emerging market equities. All eyes were on the weakness of the U.S. dollar and the rally in commodities prices. The subsequent surge in U.S. dollar strength coincided with the April 2016 Federal Reserve (Fed) press release that indicated a June 2016 interest rate hike in the U.S. was a distinct possibility, as expectations of Fed normalization of monetary policy persisted. Emerging market equities, however, then traded in a narrow band and were essentially flat for most of the early months of the annual period. Interestingly, despite the turn in the U.S. dollar, commodities prices continued to move upward, with part of such strength likely driven by better economic numbers out of China during the summer months. Several other notable macro events affecting the emerging markets during the summer of 2016 included the Philippines' election victory of populist outsider and former mayor of Davao, Rodrigo Duterte, as president on May 9th; the impeachment of Brazilian president Dilma Rousseff on May 12th; and the surprise U.K. vote result on the referendum to leave the European Union, popularly known as Brexit, announced on June 24th.

Emerging market equities experienced a stretch of robust performance heading into the fall months, outpacing developed market equities significantly during the third quarter of 2016. Much of this rally was fueled by improvements in China's economy. Brazil also gained momentum after putting an end to the President Rousseff era with her impeachment. Indonesia performed well, too, on lower interest rates, higher foreign exchange reserves and better capital flows on the back of a successful tax amnesty program.

In the fourth quarter of 2016, political uncertainty again came to the fore with the passing of King Bhumibol of Thailand, followed a month later with the surprise Trump election victory in the U.S. on November 8th. In the week following the U.S. election, the U.S. stock market traded up, while emerging market equities, as measured by the MSCI Emerging Markets Index, declined 4.16%. Also on November 8th, the Indian government announced it was withdrawing all 500 and 1000 rupee notes from circulation to counter "black money," that is, money earned illegally from black market activities. As a result, the Indian equity market sold off 8.5% in the week following the announcement.

After struggling in November and December 2016, emerging market equities staged a strong rally during the first quarter of 2017. Investors seemed more comfortable as U.S. interest rates eased a bit after the

Portfolio Management

Christopher Lo, Ph.D., CFA

Frank Vallario

Top Ten Holdings (%) (at March 31, 2017)
Wal-Mart de Mexico SAB de CV (Mexico)	1.4
Fibra Uno Administracion SA de CV (Mexico)	1.4
Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	1.3
Grupo Aeroportuario del Pacifico SAB de CV Class B (Mexico)	1.3
Alfa SAB de CV Class A (Mexico)	1.3
SM Investments Corp. (Philippines)	1.3
Ambev SA ADR (Brazil)	1.3
PT Telekomunikasi Indonesia Persero Tbk ADR (Indonesia)	1.3
Cyfrowy Polsat SA (Poland)	1.3
Grupo Aeroportuario del Sureste SAB de CV Class B (Mexico)	1.3

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Emerging Markets Core ETF

Country Breakdown (%) (at March 31, 2017)
Brazil	8.7
Chile	1.3
China	13.7
Hong Kong	1.3
India	15.5
Indonesia	3.8
Malaysia	6.3
Mexico	15.5
Peru	1.2
Philippines	4.9
Poland	2.5
Russia	5.0
South Africa	14.1
Thailand	3.7
Turkey	1.3
United Arab Emirates	1.2
Total	100.0

Country Breakdown is based primarily on issuer's place of risk. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at March 31, 2017)
Consumer Discretionary	20.2
Consumer Staples	15.2
Energy	5.1
Financials	12.2
Health Care	7.6
Industrials	10.9
Information Technology	6.2
Materials	8.6
Real Estate	5.7
Telecommunication Services	4.4
Utilities	3.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

initial "Trump spike" late in 2016. Positive economic data out of China and Indian market strength further drove the rally. The South Korean equity market also posted healthy gains, and the South Korean won was one of the strong emerging market currencies, despite, or perhaps because of, the impeachment of President Park Geun-hye.

Contributors and detractors

Constituents in the information technology, consumer discretionary and health care sectors detracted most from the Fund's results during the annual period. Partially offsetting these detractors were constituents in the materials, telecommunication services and energy sectors, which contributed most positively to results.

From a country perspective, constituents in China, Mexico and South Africa detracted most from. Conversely, constituents in Brazil, Indonesia and India contributed most positively to results during the annual period.

Positions in LPP, a Polish clothing designer and distributor; Airports of Thailand, a Thai airport operator; and Alfa, a Mexican diversified industrials company detracted most. Each posted a modestly negative return during the annual period. Positions in Vale, a Brazilian metals producer; Petroleo Brasileiro (Petrobras), a Brazilian oil and gas exploration and production company; and Telekomunikasi Indonesia Persero, an Indonesia telecommunications company contributed most positively. Vale posted a triple-digit gain, and Petrobras and Telekomunikasi Indonesia Persero each produced a robust double-digit gain during the annual period.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Emerging Markets Core ETF

Investment Risks

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund is non-diversified and, as a result, may have greater volatility than diversified-funds. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable laws and regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. One cannot invest directly in an Index. See the Fund's prospectus for more information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW

Columbia India Consumer ETF

Columbia India Consumer ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Consumer Index.

Average Annual Total Returns (%) (for period ended March 31, 2017)

	Inception	1 Year	5 Years	Life
Market Price	08/10/11	23.67	15.13	12.34
Net Asset Value	08/10/11	23.06	15.00	12.24
Indxx India Consumer Index		24.65	16.85	13.99

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The Indxx India Consumer Index is a modified equal-weighted index designed to measure the market performance of up to 116 companies that S&P determines to be representative of all industries domiciled in emerging market countries, subject to a 15% country cap.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW (continued)

Columbia India Consumer ETF

Performance of a Hypothetical $10,000 Investment (August 10, 2011 – March 31, 2017)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia India Consumer ETF

Portfolio Management

Christopher Lo, Ph.D., CFA

Frank Vallario

Top Ten Holdings (%) (at March 31, 2017)
Nestle India, Ltd.	5.2
Britannia Industries Ltd.	5.0
Zee Entertainment Enterprises, Ltd.	4.9
Hindustan Unilever, Ltd.	4.9
Motherson Sumi Systems, Ltd.	4.8
Godrej Consumer Products, Ltd.	4.8
Maruti Suzuki India, Ltd.	4.8
Bosch, Ltd.	4.7
Tata Motors, Ltd.	4.7
Mahindra & Mahindra, Ltd.	4.7

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Equity Sector Breakdown (%) (at March 31, 2017)
Consumer Goods	81.3
Consumer Services	6.2
Industrials	12.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended March 31, 2017, the Fund returned 23.06% based on net asset value (NAV) and 23.67% based on market price. The Indxx India Consumer Index, returned 24.65% during the same time period.

The Fund's NAV on March 31, 2016 was $31.16 and it ended the annual period on March 31, 2017 with a NAV of $38.31. The Fund's market price on March 31, 2017 was $38.51 per share.

Indian equities posted robust returns amidst strong economic growth

The Indian equity market posted robust gains during the annual period ended March 31, 2017 amidst strong economic growth. Indeed, India is currently the fastest growing large economy in the world with more than 7% real Gross Domestic Product (GDP) growth. Several monetary, fiscal and political factors further supported the performance of the equity market in India during the annual period.

In June 2016, India's central bank governor Raghuram Rajan announced he would step down when his term ended in early September 2016. Finance Minister Arun Jaitley said the government appreciated the work done by Rajan and respected his decision to return to academia. While there was some short-term nervousness initially, investors were calmed when in early August 2016, Indian Prime Minister Narendra Modi appointed Urjit Patel as the governor of the Reserve Bank of India, ending months of speculation about who would be Rajan's successor and signaling that prudent monetary policy would continue to be the norm. Patel had been guiding the monetary policy as a deputy governor since 2013, playing a key role in developing the country's monetary policy framework, which has focused on reining in inflation and imparting stability to the currency. Most investors appeared to believe that, with a global perspective and a solid academic background, Patel's appointment would ensure a smooth transition and continuity in monetary policy, as India puts in place major structural reforms to transition to a higher economic growth path.

On the fiscal front, on November 8, 2016, the Indian government announced it was withdrawing high-denomination banknotes in the nation's biggest crackdown against corruption in almost four decades. All 500 and 1000 rupee notes would cease to be legal tender, Prime Minister Modi announced in an unscheduled address to the nation. The notes in circulation would need to be deposited in banks by the end of December 2016. Chaos prevailed across the country, as people lined up outside cash dispensing machines and banks following the announcement, and the Indian equity market sold off 8.5% in the week following the announcement. While this action sparked a surge in cash deposits, briefly impacted consumption and caused some near-term pain, the move also raised hopes the added liquidity would allow banks to lower lending rates more aggressively and support a healthier India over the long term.

In the first quarter of 2017, the Indian equity market rallied, supported by political events. In mid-March 2017, with an overwhelming victory in

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia India Consumer ETF

India's most important state election, Prime Minister Modi secured his place as the country's most influential leader, eclipsing his rivals and positioning his party for a second term in 2019. Prime Minister Modi's success is widely anticipated to allow him to aggressively push his economic agenda, although he will still face entrenched opposition to some reforms in the upper house of India's parliament. That said, one of his reforms, the Goods and Services Tax (GST) bill was passed by India's parliament at the end of March 2017, paving the way for all the Indian states to pass the States' GST Bill. After this is accomplished, a new indirect tax regime can be rolled out, enabling the government to implement the landmark bill on its target date of July 1, 2017. It is widely anticipated that the final nod to the fixation of GST rates for major commodities and services will be given at the next meeting of the GST council in mid-May 2017.

Contributors and detractors

Constituents in the information technology, financials and materials sectors detracted most from the Fund's results during the annual period. Partially offsetting these detractors were constituents in the consumer discretionary, consumer staples and telecommunication services sectors, which contributed most positively to results.

Positions in United Spirits, an alcoholic beverage manufacturer and distributor; GlaxoSmithKline Consumer Healthcare, a malted milk food products manufacturer; and United Breweries, another alcoholic beverage manufacturer detracted most. Each posted a negative return during the annual period. Positions in Maruti Suzuki India, an auto manufacturer and exporter; Zee Entertainment Enterprises, a media content producer and developer; and MRF, an automobile components manufacturer and distributor contributed most positively. Each produced a robust double-digit gain during the annual period.

Investment Risks

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund is non-diversified and, as a result, may have greater volatility than diversified-funds. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable laws and regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. One cannot invest directly in an Index. See the Fund's prospectus for more information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW

Columbia India Infrastructure ETF

Columbia India Infrastructure ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Infrastructure Index.

Average Annual Total Returns (%) (for period ended March 31, 2017)

	Inception	1 Year	5 Years	Life
Market Price	08/11/10	30.93	0.82	-3.65
Net Asset Value	08/11/10	30.61	0.57	-3.74
Indxx India Infrastructure Index		32.57	1.68	-2.65

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The Indxx India Infrastructure Index is a maximum 30-stock free-float adjusted market capitalization-weighted index designed to measure the market performance of companies in the infrastructure industry in India, as defined by Indxx's proprietary methodology. The index consists of common stocks listed on the primary exchange of India and ADRs and GDRs.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW (continued)

Columbia India Infrastructure ETF

Performance of a Hypothetical $10,000 Investment (August 11, 2010 – March 31, 2017)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia India Infrastructure ETF

Portfolio Management

Christopher Lo, Ph.D., CFA

Frank Vallario

Top Ten Holdings (%) (at March 31, 2017)
Vedanta, Ltd.	7.1
GAIL India, Ltd.	5.7
Adani Ports and Special Economic Zone, Ltd.	5.7
Eicher Motors, Ltd.	5.1
Bharti Airtel, Ltd.	5.0
NTPC, Ltd.	4.8
Larsen & Toubro, Ltd.	4.7
UltraTech Cement, Ltd.	4.6
JSW Steel, Ltd.	4.5
Bharti Infratel, Ltd.	4.2

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Equity Sector Breakdown (%) (at March 31, 2017)
Basic Materials	14.2
Consumer Goods	5.2
Financials	1.6
Industrials	45.3
Oil & Gas	5.7
Telecommunications	13.1
Utilities	14.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended March 31, 2017, the Fund returned 30.61% based on net asset value (NAV) and 30.93% based on market price. The Indxx India Infrastructure Index, returned 32.57% during the same time period.

The Fund's NAV on March 31, 2016 was $10.24 and it ended the annual period on March 31, 2017 with a NAV of $12.98. The Fund's market price on March 31, 2017 was $13.06 per share.

Indian equities posted robust returns amidst strong economic growth

The Indian equity market posted robust gains during the annual period ended March 31, 2017 amidst strong economic growth. Indeed, India is currently the fastest growing large economy in the world with more than 7% real Gross Domestic Product (GDP) growth. Several monetary, fiscal and political factors further supported the performance of the equity market in India during the annual period.

In June 2016, India's central bank governor Raghuram Rajan announced he would step down when his term ended in early September 2016. Finance Minister Arun Jaitley said the government appreciated the work done by Rajan and respected his decision to return to academia. While there was some short-term nervousness initially, investors were calmed when in early August 2016, Indian Prime Minister Narendra Modi appointed Urjit Patel as the governor of the Reserve Bank of India, ending months of speculation about who would be Rajan's successor and signaling that prudent monetary policy would continue to be the norm. Patel had been guiding the monetary policy as a deputy governor since 2013, playing a key role in developing the country's monetary policy framework, which has focused on reining in inflation and imparting stability to the currency. Most investors appeared to believe that, with a global perspective and a solid academic background, Patel's appointment would ensure a smooth transition and continuity in monetary policy, as India puts in place major structural reforms to transition to a higher economic growth path.

On the fiscal front, on November 8, 2016, the Indian government announced it was withdrawing high-denomination banknotes in the nation's biggest crackdown against corruption in almost four decades. All 500 and 1000 rupee notes would cease to be legal tender, Prime Minister Modi announced in an unscheduled address to the nation. The notes in circulation would need to be deposited in banks by the end of December 2016. Chaos prevailed across the country, as people lined up outside cash dispensing machines and banks following the announcement, and the Indian equity market sold off 8.5% in the week following the announcement. While this action sparked a surge in cash deposits, briefly impacted consumption and caused some near-term pain, the move also raised hopes the added liquidity would allow banks to lower lending rates more aggressively and support a healthier India over the long term.

In the first quarter of 2017, the Indian equity market rallied, supported by political events. In mid-March 2017, with an overwhelming victory in

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia India Infrastructure ETF

India's most important state election, Prime Minister Modi secured his place as the country's most influential leader, eclipsing his rivals and positioning his party for a second term in 2019. Prime Minister Modi's success is widely anticipated to allow him to aggressively push his economic agenda, although he will still face entrenched opposition to some reforms in the upper house of India's parliament. That said, one of his reforms, the Goods and Services Tax (GST) bill was passed by India's parliament at the end of March 2017, paving the way for all the Indian states to pass the States' GST Bill. After this is accomplished, a new indirect tax regime can be rolled out, enabling the government to implement the landmark bill on its target date of July 1, 2017. It is widely anticipated that the final nod to the fixation of GST rates for major commodities and services will be given at the next meeting of the GST council in mid-May 2017.

Contributors and detractors

Constituents in the industrials, materials and utilities sectors contributed most positively to the Fund's results during the annual period. Partially offsetting these positive contributors were constituents in the information technology, telecommunication services and financials sectors, which detracted most from during the annual period.

Positions in Vedanta, a base metals miner; Gail India, a utilities company; and NTPC, another utilities company, contributed most positively. Vedanta posted a triple-digit gain, and Gail India and NTPC each produced a robust double-digit gain during the annual period. Positions in Idea Cellular, a telecommunication services company; Bharti Infratel, a telecommunication infrastructure company; and ACC, a cement manufacturer detracted most. Each posted a negative return during the annual period.

Investment Risks

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund is non-diversified and, as a result, may have greater volatility than diversified-funds. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable laws and regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. One cannot invest directly in an Index. See the Fund's prospectus for more information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW

Columbia India Small Cap ETF

Columbia India Small Cap ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Small Cap Index.

Average Annual Total Returns (%) (for period ended March 31, 2017)

	Inception	1 Year	5 Years	Life
Market Price	07/07/10	36.29	5.82	-0.37
Net Asset Value	07/07/10	35.62	5.85	-0.44
Indxx India Small Cap Index		37.55	7.59	1.08

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by the Fund's former investment manager or Columbia Management. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

Columbia Management took over portfolio management in September 2016 upon its acquisition of the Fund's previous investment manager.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The Indxx India Small Cap Index is a maximum 75-stock free-float adjusted market capitalization-weighted index designed to measure the market performance of companies in the small cap segment in India. The index consists of securities listed on the primary stock exchange of India.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2017

COLUMBIA ETF TRUST II

PERFORMANCE OVERVIEW (continued)

Columbia India Small Cap ETF

Performance of a Hypothetical $10,000 Investment (July 7, 2010 – March 31, 2017)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia India Small Cap ETF

Portfolio Management

Christopher Lo, Ph.D., CFA

Frank Vallario

Top Ten Holdings (%) (at March 31, 2017)
Suzlon Energy, Ltd.	3.7
Tata Global Beverages, Ltd.	3.5
Escorts, Ltd.	3.4
Karur Vysya Bank, Ltd. (The)	3.1
Multi Commodity Exchange of India, Ltd.	2.5
Manappuram Finance, Ltd.	2.4
Gujarat Pipavav Port, Ltd.	2.3
Mindtree, Ltd.	2.2
Reliance Communications, Ltd.	2.2
Sintex Industries, Ltd.	2.2

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Equity Sector Breakdown (%) (at March 31, 2017)
Basic Materials	3.6
Consumer Goods	15.8
Consumer Services	9.6
Financials	20.9
Health Care	4.9
Industrials	26.2
Oil & Gas	5.1
Technology	7.8
Telecommunications	2.2
Utilities	3.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended March 31, 2017, the Fund returned 35.62% based on net asset value (NAV) and 36.29% based on market price. The Indxx India Small Cap Index (the Index) returned 37.55% during the same period.

The Fund's NAV on March 31, 2016 was $13.59 and it ended the annual period on March 31, 2017 with a NAV of $18.26. The Fund's market price on March 31, 2017 was $18.35 per share.

Indian equities posted robust returns amidst strong economic growth

The Indian equity market posted robust gains during the annual period ended March 31, 2017 amidst strong economic growth. Indeed, India is currently the fastest growing large economy in the world with more than 7% real Gross Domestic Product (GDP) growth. Several monetary, fiscal and political factors further supported the performance of the equity market in India during the annual period.

In June 2016, India's central bank governor Raghuram Rajan announced he would step down when his term ended in early September 2016. Finance Minister Arun Jaitley said the government appreciated the work done by Rajan and respected his decision to return to academia. While there was some short-term nervousness initially, investors were calmed when in early August 2016, Indian Prime Minister Narendra Modi appointed Urjit Patel as the governor of the Reserve Bank of India, ending months of speculation about who would be Rajan's successor and signaling that prudent monetary policy would continue to be the norm. Patel had been guiding the monetary policy as a deputy governor since 2013, playing a key role in developing the country's monetary policy framework, which has focused on reining in inflation and imparting stability to the currency. Most investors appeared to believe that, with a global perspective and a solid academic background, Patel's appointment would ensure a smooth transition and continuity in monetary policy, as India puts in place major structural reforms to transition to a higher economic growth path.

On the fiscal front, on November 8, 2016, the Indian government announced it was withdrawing high-denomination banknotes in the nation's biggest crackdown against corruption in almost four decades. All 500 and 1000 rupee notes would cease to be legal tender, Prime Minister Modi announced in an unscheduled address to the nation. The notes in circulation would need to be deposited in banks by the end of December 2016. Chaos prevailed across the country, as people lined up outside cash dispensing machines and banks following the announcement, and the Indian equity market sold off 8.5% in the week following the announcement. While this action sparked a surge in cash deposits, briefly impacted consumption and caused some near-term pain, the move also raised hopes the added liquidity would allow banks to lower lending rates more aggressively and support a healthier India over the long term.

In the first quarter of 2017, the Indian equity market rallied, supported by political events. In mid-March 2017, with an overwhelming victory in

Annual Report 2017

COLUMBIA ETF TRUST II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia India Small Cap ETF

India's most important state election, Prime Minister Modi secured his place as the country's most influential leader, eclipsing his rivals and positioning his party for a second term in 2019. Prime Minister Modi's success is widely anticipated to allow him to aggressively push his economic agenda, although he will still face entrenched opposition to some reforms in the upper house of India's parliament. That said, one of his reforms, the Goods and Services Tax (GST) bill was passed by India's parliament at the end of March 2017, paving the way for all the Indian states to pass the States' GST Bill. After this is accomplished, a new indirect tax regime can be rolled out, enabling the government to implement the landmark bill on its target date of July 1, 2017. It is widely anticipated that the final nod to the fixation of GST rates for major commodities and services will be given at the next meeting of the GST council in mid-May 2017.

Contributors and detractors

Constituents in the financials, industrials and utilities sectors contributed most positively to the Fund's results during the annual period. Partially offsetting these positive contributors were constituents in information technology and energy, the only two sectors that detracted from the Fund's results during the annual period.

Positions in Federal Bank, electrical equipment manufacturer and servicer CG Power and Industrial Solutions and consumer finance solutions provider Bharat Financial Inclusion contributed most positively. Each produced a robust double-digit gain during the annual period. Positions in Infibeam, an online shopping website owner and operator; Just Dial, a local search engine operator; and Intellect Design Arena, a financial technology firm detracted most. Each posted a double-digit negative return during the annual period.

Investment Risks

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund is non-diversified and, as a result, may have greater volatility than diversified-funds. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable laws and regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. One cannot invest directly in an Index. See the Fund's prospectus for more information on these and other risks.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Annual Report 2017

COLUMBIA ETF TRUST II

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment management fees. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an initial investment of $1,000 invested at the beginning of the period and held for the period ended March 31, 2017.

Actual Expenses

The information under each column in the table below entitled "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled "Expenses Paid for the Period 10/1/2016 to 3/31/2017" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information under each column in the table entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

October 1, 2016 – March 31, 2017

	Beginning Account Value ($)		Ending Account Value ($)		Expenses Paid For the Period ($)		Annualized Expense Ratios for the Period (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Beyond BRICs ETF	1,000.00	1,000.00	1,032.80	1,022.04	2.94	2.92	0.58
Columbia EM Core ex-China ETF	1,000.00	1,000.00	1,078.10	1,023.19	1.81	1.77	0.35
Columbia EM Quality Dividend ETF	1,000.00	1,000.00	1,027.60	1,020.69	4.30	4.28	0.85
Columbia EM Strategic Opportunities ETF	1,000.00	1,000.00	1,006.10	1,021.69	3.25	3.28	0.65
Columbia Emerging Markets Consumer ETF	1,000.00	1,000.00	1,011.30	1,020.69	4.26	4.28	0.85
Columbia Emerging Markets Core ETF	1,000.00	1,000.00	1,042.10	1,021.44	3.56	3.53	0.70
Columbia India Consumer ETF	1,000.00	1,000.00	1,064.60	1,020.49	4.58	4.48	0.89
Columbia India Infrastructure ETF	1,000.00	1,000.00	1,138.30	1,020.04	5.22	4.94	0.98
Columbia India Small Cap ETF	1,000.00	1,000.00	1,124.50	1,020.64	4.56	4.33	0.86

Expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Expense ratios reflect expense caps through the period ended March 31, 2017. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one year data in the Financial Highlights due to changes in the expense caps.

Had the Investment Manager not waived fees or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

Annual Report 2017

COLUMBIA ETF TRUST II

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(Unaudited)

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following information shows the frequency distributions of premiums and discounts for each of the Funds.

The information shown for each Fund is for the period from inception date of such Fund through March 31, 2017.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Beyond BRICs ETF
August 15, 2012 – March 31, 2017
	0 - 49.9	279	201
	50 - 99.9	324	161
	100 - 199.9	116	73
	> 200	5	5
	Total	724	440
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia EM Core ex-China ETF
September 2, 2015 – March 31, 2017
	0 - 49.9	115	47
	50 - 99.9	139	19
	100 - 199.9	67	5
	> 200	6	0
	Total	327	71

Annual Report 2017

COLUMBIA ETF TRUST II

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (continued)

(Unaudited)

		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia EM Quality Dividend ETF
August 4, 2011 – March 31, 2017
	0 - 49.9	379	418
	50 - 99.9	179	266
	100 - 199.9	48	112
	> 200	8	14
	Total	614	810
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia EM Strategic Opportunities ETF
August 15, 2012 – March 31, 2017
	0 - 49.9	327	243
	50 - 99.9	336	119
	100 - 199.9	96	37
	> 200	4	2
	Total	763	401
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Emerging Markets Consumer ETF
September 14, 2010 – March 31, 2017
	0 - 49.9	728	365
	50 - 99.9	328	128
	100 - 199.9	48	43
	> 200	6	3
	Total	1110	539
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Emerging Markets Core ETF
October 16, 2012 – March 31, 2017
	0 - 49.9	349	235
	50 - 99.9	243	122
	100 - 199.9	64	95
	> 200	4	9
	Total	660	461

Annual Report 2017

COLUMBIA ETF TRUST II

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (continued)

(Unaudited)

		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia India Consumer ETF
August 10, 2011 – March 31, 2017
	0 - 49.9	334	289
	50 - 99.9	274	143
	100 - 199.9	227	82
	> 200	59	12
	Total	894	526
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia India Infrastructure ETF
August 11, 2010 – March 31, 2017
	0 - 49.9	399	296
	50 - 99.9	292	242
	100 - 199.9	222	145
	> 200	39	37
	Total	952	720
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia India Small Cap ETF
July 7, 2010 – March 31, 2017
	0 - 49.9	363	324
	50 - 99.9	228	259
	100 - 199.9	194	242
	> 200	35	52
	Total	820	877

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS

Columbia Beyond BRICs ETF

March 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks — 98.6%

Issuer	Shares	Value ($)
BANGLADESH — 2.5%
Bangladesh Steel Re-Rolling Mills, Ltd.	229,598	413,314
Square Pharmaceuticals, Ltd.	402,932	1,395,933
Total Bangladesh		1,809,247
CHILE — 1.1%
Cencosud SA	114,158	349,627
S.A.C.I. Falabella	49,124	411,767
Total Chile		761,394
COLOMBIA — 0.3%
Ecopetrol SA(a)	497,801	232,226
CZECH REPUBLIC — 0.4%
CEZ AS	16,139	278,498
INDONESIA — 9.8%
PT Astra International Tbk	2,039,993	1,320,396
PT Bank Central Asia Tbk	1,244,501	1,545,645
PT Bank Mandiri Persero Tbk	941,657	826,790
PT Bank Rakyat Indonesia Persero Tbk	1,091,542	1,062,831
PT Gudang Garam Tbk	46,547	228,884
PT Telekomunikasi Indonesia Persero Tbk	5,117,105	1,585,955
PT Unilever Indonesia Tbk	115,424	375,276
Total Indonesia		6,945,777
KENYA — 3.4%
Equity Group Holdings, Ltd.(a)	2,730,929	875,383
Safaricom, Ltd.	8,789,544	1,536,783
Total Kenya		2,412,166
MALAYSIA — 10.7%
Axiata Group Bhd	459,300	525,151
CIMB Group Holdings Bhd	572,600	720,683
DiGi.Com Bhd	376,500	436,435
IHH Healthcare Bhd	281,800	382,058
Malayan Banking Bhd	569,200	1,147,275
MISC Bhd	148,600	245,792
Petronas Chemicals Group Bhd	290,600	505,620
Petronas Gas Bhd	79,900	356,756
Public Bank Bhd	315,520	1,418,788
Sime Darby Bhd	356,800	748,188

Common Stocks (continued)

Issuer	Shares	Value ($)
Tenaga Nasional Bhd	361,500	1,120,728
Total Malaysia		7,607,474
MEXICO — 15.5%
Alfa SAB de CV Class A	259,256	377,167
America Movil SAB de CV Series L	2,720,150	1,917,984
Arca Continental SAB de CV	26,122	180,442
Cemex SAB de CV Series CPO(a)	1,178,433	1,060,544
Fomento Economico Mexicano SAB de CV Series UBD	199,353	1,757,476
Grupo Bimbo SAB de CV Series A	172,456	426,604
Grupo Financiero Banorte SAB de CV Class O	209,802	1,199,273
Grupo Financiero Inbursa SAB de CV Class O	189,446	312,120
Grupo Mexico SAB de CV Series B	359,953	1,075,607
Grupo Televisa SAB Series CPO	229,427	1,181,112
Industrias Penoles SAB de CV	11,659	299,000
Wal-Mart de Mexico SAB de CV	518,417	1,187,995
Total Mexico		10,975,324
MOROCCO — 3.7%
Attijariwafa Bank	32,347	1,289,361
Maroc Telecom	96,915	1,325,995
Total Morocco		2,615,356
NIGERIA — 5.4%
Guaranty Trust Bank PLC	16,943,125	1,378,480
Nigerian Breweries PLC	2,816,349	1,168,686
Zenith Bank PLC	27,477,717	1,261,434
Total Nigeria		3,808,600
OMAN — 1.7%
Bank Muscat SAOG	1,184,128	1,181,052
PHILIPPINES — 4.4%
Ayala Corp.	24,370	410,416
Ayala Land, Inc.	236,900	156,045
BDO Unibank, Inc.	175,986	412,475
JG Summit Holdings, Inc.	310,750	503,827
PLDT, Inc.	4,545	149,100
SM Investments Corp.	48,184	669,342
SM Prime Holdings, Inc.	932,400	525,898

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (continued)

Columbia Beyond BRICs ETF

March 31, 2017

Common Stocks (continued)

Issuer	Shares	Value ($)
Universal Robina Corp.	88,950	289,852
Total Philippines		3,116,955
POLAND — 3.2%
Bank Pekao SA	15,770	525,806
Polski Koncern Naftowy Orlen SA	32,364	816,871
Polskie Gornictwo Naftowe i Gazownictwo SA	175,771	262,639
Powszechna Kasa Oszczednosci Bank Polski SA(a)	87,019	704,156
Total Poland		2,309,472
QATAR — 1.3%
Qatar National Bank QPSC	23,444	940,696
ROMANIA — 1.9%
Banca Transilvania SA	2,136,283	1,334,973
SOUTH AFRICA — 14.4%
Aspen Pharmacare Holdings, Ltd.	28,126	576,249
Barclays Africa Group, Ltd.	33,184	345,260
FirstRand, Ltd.	238,813	825,682
MTN Group, Ltd.	141,024	1,283,112
Naspers, Ltd. N Shares	13,562	2,341,458
Nedbank Group, Ltd.	16,807	302,705
Remgro, Ltd.	41,430	636,771
Sanlam, Ltd.	137,380	690,243
Sasol, Ltd.	43,548	1,268,531
Shoprite Holdings, Ltd.	33,948	490,152
Standard Bank Group, Ltd.	94,856	1,016,914
Vodacom Group, Ltd.	39,605	448,958
Total South Africa		10,226,035
THAILAND — 8.1%
Advanced Info Service PCL NVDR	121,500	629,378
Airports of Thailand PCL NVDR	437,800	500,070

Common Stocks (continued)

Issuer	Shares	Value ($)
Bangkok Dusit Medical Services PCL NVDR	882,600	544,522
CP ALL PCL NVDR	529,100	908,458
PTT Exploration & Production PCL NVDR	141,400	382,690
PTT PCL NVDR	147,500	1,661,186
Siam Commercial Bank PCL NVDR	243,700	1,156,002
Total Thailand		5,782,306
TURKEY — 2.6%
Akbank TAS	205,814	482,087
KOC Holding AS	63,963	269,612
Turk Telekomunikasyon AS	52,968	85,816
Turkcell Iletisim Hizmetleri AS(a)	79,907	262,652
Turkiye Garanti Bankasi AS	211,875	515,484
Turkiye Is Bankasi Class C(a)	136,178	247,926
Total Turkey		1,863,577
UNITED ARAB EMIRATES — 2.2%
Emaar Properties PJSC	356,197	707,933
Emirates Telecommunications Group Co. PJSC	176,597	867,840
Total United Arab Emirates		1,575,773
VIETNAM — 6.0%
Hoa Phat Group JSC	733,372	984,597
Saigon Securities, Inc.	421,540	441,825
Vietnam Dairy Products JSC	239,500	1,508,255
Vingroup JSC(a)	707,132	1,298,973
Total Vietnam		4,233,650
Total Investments (Cost: $78,735,925)		70,010,551
Other Assets & Liabilities, Net		1,007,423
Net Assets		71,017,974

Notes to Portfolio of Investments

(a)  Non-income producing security.

Abbreviation Legend

NVDR  Non-Voting Depositary Receipts

PJSC  Private Joint Stock Company

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (continued)

Columbia Beyond BRICs ETF

March 31, 2017

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (continued)

Columbia Beyond BRICs ETF

March 31, 2017

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2017:

Valuation Inputs	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Common Stocks
Bangladesh	1,809,247	—	—	1,809,247
Chile	761,394	—	—	761,394
Colombia	232,226	—	—	232,226
Czech Republic	278,498	—	—	278,498
Indonesia	6,945,777	—	—	6,945,777
Kenya	2,412,166	—	—	2,412,166
Malaysia	7,607,474	—	—	7,607,474
Mexico	10,975,324	—	—	10,975,324
Morocco	2,615,356	—	—	2,615,356
Nigeria	3,808,600	—	—	3,808,600
Oman	1,181,052	—	—	1,181,052
Philippines	3,116,955	—	—	3,116,955
Poland	2,309,472	—	—	2,309,472
Qatar	940,696	—	—	940,696
Romania	1,334,973	—	—	1,334,973
South Africa	10,226,035	—	—	10,226,035
Thailand	5,782,306	—	—	5,782,306
Turkey	1,863,577	—	—	1,863,577
United Arab Emirates	1,575,773	—	—	1,575,773
Vietnam	4,233,650	—	—	4,233,650
Total Common Stocks	70,010,551	—	—	70,010,551
Total Investments	70,010,551	—	—	70,010,551

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS

Columbia EM Core ex-China ETF

March 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks — 88.4%

Issuer	Shares	Value ($)
BRAZIL — 4.2%
Ambev SA	22,658	130,170
Banco do Brasil SA	5,075	53,980
BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros	11,244	68,316
BRF SA	5,266	64,039
Cielo SA	4,967	44,289
Itausa — Investimentos Itau SA(a)	713	2,133
Kroton Educacional SA	12,411	51,912
Ultrapar Participacoes SA	2,334	52,650
Total Brazil		467,489
CHILE — 1.2%
Cencosud SA	13,758	42,136
Cia Cervecerias Unidas SA	3,392	42,616
Empresas COPEC SA	4,388	47,533
Total Chile		132,285
INDIA — 11.8%
HDFC Bank, Ltd. ADR	5,624	423,037
ICICI Bank, Ltd. ADR	37,953	326,396
Infosys, Ltd. ADR	18,203	287,607
Tata Motors, Ltd. ADR	8,115	289,300
Total India		1,326,340
INDONESIA — 3.6%
PT Astra International Tbk	131,076	84,840
PT Bank Central Asia Tbk	114,144	141,765
PT Bank Mandiri Persero Tbk	97,928	85,982
PT Telekomunikasi Indonesia Persero Tbk	284,518	88,181
Total Indonesia		400,768
MALAYSIA — 2.5%
IHH Healthcare Bhd	90,500	122,698
Sime Darby Bhd	25,700	53,891
Tenaga Nasional Bhd	32,100	99,517
Total Malaysia		276,106
MEXICO — 6.8%
Alfa SAB de CV Class A	42,357	61,621
Cemex SAB de CV Series CPO(a)	107,996	97,192
Coca-Cola Femsa SAB de CV Series L	15,613	111,480

Common Stocks (continued)

Issuer	Shares	Value ($)
Fibra Uno Administracion SA de CV	22,417	38,183
Fomento Economico Mexicano SAB de CV Series UBD	5,296	46,689
Grupo Bimbo SAB de CV Series A	33,673	83,297
Grupo Mexico SAB de CV Series B	38,911	116,274
Grupo Televisa SAB Series CPO	20,615	106,128
Wal-Mart de Mexico SAB de CV	47,302	108,396
Total Mexico		769,260
PERU — 0.7%
Credicorp, Ltd.	252	41,151
Southern Copper Corp.	1,093	39,228
Total Peru		80,379
PHILIPPINES — 1.4%
JG Summit Holdings, Inc.	39,150	63,475
PLDT, Inc.	1,620	53,144
SM Investments Corp.	3,380	46,953
Total Philippines		163,572
POLAND — 2.1%
Powszechna Kasa Oszczednosci Bank Polski SA(a)	15,573	126,016
Powszechny Zaklad Ubezpieczen SA	12,258	107,669
Total Poland		233,685
RUSSIA — 4.0%
Gazprom PJSC ADR	21,697	96,985
LUKOIL PJSC ADR	3,730	197,541
Sberbank of Russia PJSC ADR	13,165	151,924
Total Russia		446,450
SOUTH AFRICA — 9.4%
Aspen Pharmacare Holdings, Ltd.	2,982	61,096
Bid Corp., Ltd.	7,193	139,314
Bidvest Group, Ltd. (The)	7,392	84,826
FirstRand, Ltd.	11,625	40,193
MTN Group, Ltd.	8,831	80,349
Naspers, Ltd. N Shares	1,214	209,595
Redefine Properties, Ltd.	45,487	37,350
Remgro, Ltd.	2,971	45,664
Sanlam, Ltd.	14,118	70,933
Sasol, Ltd.	3,576	104,167

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (continued)

Columbia EM Core ex-China ETF

March 31, 2017

Common Stocks (continued)

Issuer	Shares	Value ($)
Standard Bank Group, Ltd.	6,084	65,224
Steinhoff International Holdings NV	24,098	115,325
Total South Africa		1,054,036
SOUTH KOREA — 20.1%
Amorepacific Corp.	134	33,611
Celltrion, Inc.(a)	940	75,735
Hana Financial Group, Inc.	1,651	54,551
Hyundai Motor Co.	1,223	172,246
KB Financial Group, Inc.	4,167	182,583
Kia Motors Corp.	2,800	92,766
Korea Electric Power Corp.	2,277	94,578
KT&G Corp.	877	76,462
LG Chem, Ltd.	210	55,209
LG Household & Health Care, Ltd.	35	25,382
NAVER Corp.	127	97,098
POSCO	532	138,435
Samsung C&T Corp.	479	54,612
Samsung Electronics Co., Ltd.	351	646,571
Samsung Fire & Marine Insurance Co., Ltd.	143	34,270
Shinhan Financial Group Co., Ltd.	3,991	166,306
SK Hynix, Inc.	3,351	151,324
SK Telecom Co., Ltd.	449	101,179
Total South Korea		2,252,918
TAIWAN — 14.6%
Advanced Semiconductor Engineering, Inc.	43,616	55,701
Cathay Financial Holding Co., Ltd.	53,376	85,669
China Steel Corp.	119,717	99,822
Chunghwa Telecom Co., Ltd.	33,097	112,350
CTBC Financial Holding Co., Ltd.	98,687	60,983
Far Eastern New Century Corp.	98,396	85,287
Formosa Chemicals & Fibre Corp.	17,005	52,905
Formosa Plastics Corp.	36,822	109,826
Hon Hai Precision Industry Co., Ltd.	62,262	186,730
MediaTek, Inc.	8,805	62,390
Nan Ya Plastics Corp.	52,044	123,324
President Chain Store Corp.	14,007	115,407
Taiwan Semiconductor Manufacturing Co., Ltd.	77,416	482,216
Total Taiwan		1,632,610

Common Stocks (continued)

Issuer	Shares	Value ($)
THAILAND — 4.0%
Airports of Thailand PCL NVDR	65,000	74,245
BTS Group Holdings PCL NVDR	274,100	67,403
CP ALL PCL NVDR	27,700	47,561
PTT PCL	7,600	85,594
Siam Cement PCL (The)	4,600	72,288
Siam Commercial Bank PCL (The)	22,100	104,832
Total Thailand		451,923
TURKEY — 2.0%
Haci Omer Sabanci Holding AS	22,064	60,588
Turkiye Garanti Bankasi AS	35,630	86,686
Turkiye Is Bankasi Class C(a)	43,485	79,169
Total Turkey		226,443
Total Common Stocks (Cost: $8,778,611)		9,914,264

Preferred Stocks — 9.8%

BRAZIL — 9.8%
Banco Bradesco SA Preference Shares	8,169	83,312
Cia Brasileira de Distribuicao Preference Shares	1,889	35,758
Itau Unibanco Holding SA Preference Shares	23,026	274,866
Itausa — Investimentos Itau SA Preference Shares	43,535	130,264
Petroleo Brasileiro SA Preference Shares(a)	55,581	253,664
Telefonica Brasil SA Preference Shares	5,037	74,168
Vale SA Preference Shares	27,485	244,209
Total Brazil		1,096,241
Total Preferred Stocks (Cost: $681,212)		1,096,241
Total Investments (Cost: $9,459,823)		11,010,505
Other Assets & Liabilities, Net		198,464
Net Assets		11,208,969

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (continued)

Columbia EM Core ex-China ETF

March 31, 2017

Notes to Portfolio of Investments

(a)  Non-income producing security.

Abbreviation Legend

ADR  American Depositary Receipts

NVDR  Non-Voting Depositary Receipts

PJSC  Private Joint Stock Company

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (continued)

Columbia EM Core ex-China ETF

March 31, 2017

Fair Value Measurements (continued)

and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2017:

Valuation Inputs	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Common Stocks
Brazil	467,489	—	—	467,489
Chile	132,285	—	—	132,285
India	1,326,340	—	—	1,326,340
Indonesia	400,768	—	—	400,768
Malaysia	276,106	—	—	276,106
Mexico	769,260	—	—	769,260
Peru	80,379	—	—	80,379
Philippines	163,572	—	—	163,572
Poland	233,685	—	—	233,685
Russia	446,450	—	—	446,450
South Africa	1,054,036	—	—	1,054,036
South Korea	2,252,918	—	—	2,252,918
Taiwan	1,632,610	—	—	1,632,610
Thailand	451,923	—	—	451,923
Turkey	226,443	—	—	226,443
Total Common Stocks	9,914,264	—	—	9,914,264
Preferred Stocks
Brazil	1,096,241	—	—	1,096,241
Total Preferred Stocks	1,096,241	—	—	1,096,241
Total Investments	11,010,505	—	—	11,010,505

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS

Columbia EM Quality Dividend ETF

March 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks — 95.4%

Issuer	Shares	Value ($)
BRAZIL — 14.3%
Ambev SA	47,289	271,674
BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros	43,219	262,585
BRF SA	23,006	279,772
Itausa — Investimentos Itau SA(a)	1,613	4,826
JBS SA	74,755	240,397
Kroton Educacional SA	63,210	264,391
Lojas Renner SA	31,339	274,406
WEG SA	49,913	273,543
Total Brazil		1,871,594
CHILE — 2.0%
Aguas Andinas SA Class A	451,565	262,378
HONG KONG — 6.1%
CLP Holdings, Ltd.	25,291	264,414
Hong Kong & China Gas Co., Ltd.	133,584	267,117
Hong Kong Exchanges & Clearing, Ltd.	10,382	261,303
Total Hong Kong		792,834
INDONESIA — 7.9%
PT Bank Rakyat Indonesia Persero Tbk	265,994	258,998
PT Hanjaya Mandala Sampoerna Tbk	871,003	254,918
PT Surya Citra Media Tbk	1,285,885	260,545
PT Telekomunikasi Indonesia Persero Tbk	858,563	266,096
Total Indonesia		1,040,557
KENYA — 1.9%
Safaricom, Ltd.	1,460,094	255,286
MALAYSIA — 10.3%
AirAsia Bhd	403,500	286,293
Axiata Group Bhd	233,800	267,321
Maxis Bhd	182,400	265,429
Petronas Chemicals Group Bhd	154,700	269,165
Public Bank Bhd	58,200	261,706
Total Malaysia		1,349,914
PHILIPPINES — 2.0%
Aboitiz Power Corp.	309,400	257,448

Common Stocks (continued)

Issuer	Shares	Value ($)
SOUTH AFRICA — 8.8%
Netcare, Ltd.	107,376	205,002
Sasol, Ltd.	9,129	265,923
Standard Bank Group, Ltd.	20,634	221,209
Truworths International, Ltd.	35,334	228,230
Woolworths Holdings, Ltd.	44,667	232,883
Total South Africa		1,153,247
TAIWAN — 18.0%
Cathay Financial Holding Co., Ltd.	157,909	253,445
Chunghwa Telecom Co., Ltd.	76,696	260,351
Formosa Plastics Corp.	86,260	257,280
Hon Hai Precision Industry Co., Ltd.	87,608	262,745
Nan Ya Plastics Corp.	111,987	265,366
Pegatron Corp.	91,150	269,762
Taiwan Mobile Co., Ltd.	72,041	264,730
Taiwan Semiconductor Manufacturing Co., Ltd.	41,147	256,300
Uni-President Enterprises Corp.	138,128	259,026
Total Taiwan		2,349,005
THAILAND — 18.1%
Advanced Info Service PCL NVDR	51,400	266,255
Airports of Thailand PCL NVDR	226,900	259,173
Berli Jucker PCL NVDR	192,100	259,953
CP ALL PCL NVDR	153,200	263,043
Home Product Center PCL NVDR	931,000	261,452
Intouch Holdings PCL NVDR	165,000	267,697
Robinson Department Store PCL NVDR(a)	140,500	261,681
Thai Beverage PCL	392,700	264,180
Thai Union Group PCL NVDR	424,200	264,180
Total Thailand		2,367,614
TURKEY — 4.0%
KOC Holding AS	61,242	258,142
Turkiye Sise ve Cam Fabrikalari AS	227,911	260,978
Total Turkey		519,120
UNITED ARAB EMIRATES — 2.0%
Emaar Properties PJSC	130,823	260,007
Total Common Stocks (Cost: $12,461,218)		12,479,004

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (continued)

Columbia EM Quality Dividend ETF

March 31, 2017

Preferred Stocks — 4.0%

Issuer	Shares	Value ($)
BRAZIL — 4.0%
Banco Bradesco SA Preference Shares	26,194	267,142
Itausa — Investimentos Itau SA Preference Shares	84,826	253,814
Total Brazil		520,956
Total Preferred Stocks (Cost: $334,291)		520,956
Total Investments (Cost: $12,795,509)		12,999,960
Other Assets & Liabilities, Net		80,090
Net Assets		13,080,050

Notes to Portfolio of Investments

(a)  Non-income producing security.

Abbreviation Legend

NVDR  Non-Voting Depositary Receipts

PJSC  Private Joint Stock Company

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (continued)

Columbia EM Quality Dividend ETF

March 31, 2017

Fair Value Measurements (continued)

used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2017:

Valuation Inputs	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Common Stocks
Brazil	1,871,594	—	—	1,871,594
Chile	262,378	—	—	262,378
Hong Kong	792,834	—	—	792,834
Indonesia	1,040,557	—	—	1,040,557
Kenya	255,286	—	—	255,286
Malaysia	1,349,914	—	—	1,349,914
Philippines	257,448	—	—	257,448
South Africa	1,153,247	—	—	1,153,247
Taiwan	2,349,005	—	—	2,349,005
Thailand	2,367,614	—	—	2,367,614
Turkey	519,120	—	—	519,120
United Arab Emirates	260,007	—	—	260,007
Total Common Stocks	12,479,004	—	—	12,479,004
Preferred Stocks
Brazil	520,956	—	—	520,956
Total Preferred Stocks	520,956	—	—	520,956
Total Investments	12,999,960	—	—	12,999,960

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated)

Columbia EM Strategic Opportunities ETF

March 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks — 99.5%

Issuer	Shares	Value ($)
BRAZIL — 8.2%
Ambev SA ADR	66,337	382,101
BRF SA ADR	10,175	124,644
Telefonica Brasil SA ADR	7,435	110,410
Total Brazil		617,155
CHINA — 25.2%
Belle International Holdings, Ltd.	94,770	61,582
BYD Co., Ltd. Class H	9,573	53,091
China Mengniu Dairy Co., Ltd.	45,775	94,831
China Mobile, Ltd.	32,603	356,802
China Telecom Corp., Ltd. Class H	249,059	121,461
China Unicom Hong Kong, Ltd.	108,389	145,048
Ctrip.com International, Ltd. ADR(a)	5,509	270,767
Guangdong Investment, Ltd.	49,972	71,246
Hengan International Group Co., Ltd.	12,868	95,705
JD.com, Inc. ADR(a)	11,416	355,152
New Oriental Education & Technology Group, Inc. ADR(a)	1,852	111,824
Sinopharm Group Co., Ltd. Class H	21,326	98,926
Vipshop Holdings, Ltd. ADR(a)	5,115	68,234
Total China		1,904,669
HONG KONG — 1.3%
WH Group, Ltd.(b)	117,932	101,672
INDIA — 15.1%
Bharti Airtel, Ltd.	23,682	127,665
Hindustan Unilever, Ltd.	11,968	168,042
ITC, Ltd.	48,784	210,582
Lupin, Ltd.	3,972	88,401
Mahindra & Mahindra, Ltd.	4,338	85,972
NTPC, Ltd.	35,525	90,816
Sun Pharmaceutical Industries, Ltd.	19,382	205,401
Tata Motors, Ltd. ADR	2,824	100,676
Zee Entertainment Enterprises, Ltd.	7,804	64,363
Total India		1,141,918
INDONESIA — 6.1%
PT Astra International Tbk	288,577	186,783
PT Telekomunikasi Indonesia Persero Tbk ADR	8,736	272,301
Total Indonesia		459,084

Common Stocks (continued)

Issuer	Shares	Value ($)
MALAYSIA — 3.7%
Axiata Group Bhd	58,000	66,316
IHH Healthcare Bhd	45,800	62,095
Tenaga Nasional Bhd	48,700	150,980
Total Malaysia		279,391
MEXICO — 13.0%
America Movil SAB de CV Class L ADR	21,302	301,849
Fomento Economico Mexicano SAB de CV ADR	3,597	318,407
Grupo Televisa SAB ADR	6,823	176,989
Wal-Mart de Mexico SAB de CV	81,927	187,742
Total Mexico		984,987
RUSSIA — 3.7%
Magnit PJSC GDR	4,833	184,621
Mobile TeleSystems PJSC ADR	8,969	98,928
Total Russia		283,549
SOUTH AFRICA — 18.8%
Aspen Pharmacare Holdings, Ltd.	5,817	119,179
Mediclinic International PLC	6,353	56,467
Mr Price Group, Ltd.	3,650	43,526
MTN Group, Ltd.	28,414	258,526
Naspers, Ltd. N Shares	2,189	377,927
Shoprite Holdings, Ltd.	6,336	91,481
Steinhoff International Holdings NV	46,549	222,769
Tiger Brands, Ltd.	3,056	91,267
Vodacom Group, Ltd.	9,082	102,953
Woolworths Holdings, Ltd.	11,780	61,418
Total South Africa		1,425,513
THAILAND — 4.4%
Advanced Info Service PCL	19,200	99,457
CP ALL PCL NVDR	73,600	126,370
Thai Beverage PCL	155,700	104,744
Total Thailand		330,571
Total Investments (Cost: $8,163,660)		7,528,509
Other Assets & Liabilities, Net		34,090
Net Assets		7,562,599

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated) (continued)

Columbia EM Strategic Opportunities ETF

March 31, 2017

Notes to Consolidated Portfolio of Investments

(a)  Non-income producing security.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At March 31, 2017, the value of this security amounted to $101,672 or 1.34% of net assets.

Abbreviation Legend

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

NVDR  Non-Voting Depositary Receipts

PJSC  Private Joint Stock Company

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated) (continued)

Columbia EM Strategic Opportunities ETF

March 31, 2017

Fair Value Measurements (continued)

back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2017:

Valuation Inputs	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Common Stocks
Brazil	617,155	—	—	617,155
China	1,904,669	—	—	1,904,669
Hong Kong	101,672	—	—	101,672
India	1,141,918	—	—	1,141,918
Indonesia	459,084	—	—	459,084
Malaysia	279,391	—	—	279,391
Mexico	984,987	—	—	984,987
Russia	283,549	—	—	283,549
South Africa	1,425,513	—	—	1,425,513
Thailand	330,571	—	—	330,571
Total Common Stocks	7,528,509	—	—	7,528,509
Total Investments	7,528,509	—	—	7,528,509

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated)

Columbia Emerging Markets Consumer ETF

March 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks — 99.7%

Issuer	Shares	Value ($)
BRAZIL — 10.5%
Ambev SA ADR	7,103,632	40,916,920
BRF SA ADR	1,593,926	19,525,594
Lojas Renner SA	1,990,252	17,426,733
Total Brazil		77,869,247
CHILE — 3.0%
S.A.C.I. Falabella	2,679,710	22,461,879
CHINA — 21.0%
Belle International Holdings, Ltd.	22,004,895	14,299,005
China Mengniu Dairy Co., Ltd.	8,263,372	17,118,997
Ctrip.com International Ltd. ADR(a)	698,391	34,325,918
Hengan International Group Co., Ltd.	2,156,981	16,042,399
JD.com, Inc. ADR(a)	1,399,035	43,523,979
Vipshop Holdings, Ltd. ADR(a)	1,161,816	15,498,625
Want Want China Holdings, Ltd.	21,517,007	14,895,644
Total China		155,704,567
INDIA — 14.3%
Hindustan Unilever, Ltd.	1,726,133	24,236,571
ITC, Ltd.	6,422,290	27,722,613
Maruti Suzuki India, Ltd.	276,095	25,577,958
Tata Motors, Ltd. ADR	789,837	28,157,689
Total India		105,694,831
INDONESIA — 3.7%
PT Astra International Tbk	42,766,749	27,681,003
MALAYSIA — 2.0%
Genting Bhd	6,861,262	14,868,264

Common Stocks (continued)

Issuer	Shares	Value ($)
MEXICO — 11.8%
Fomento Economico Mexicano SAB de CV Series UBD	3,870,983	34,126,203
Grupo Televisa SAB Series CPO	5,200,272	26,771,496
Wal-Mart de Mexico SAB de CV	11,575,168	26,525,447
Total Mexico		87,423,146
PHILIPPINES — 2.6%
SM Investments Corp.	1,382,132	19,199,721
RUSSIA — 3.4%
Magnit PJSC GDR	661,148	25,255,854
SOUTH AFRICA — 22.2%
Mr Price Group, Ltd.	968,834	11,553,393
Naspers, Ltd. N Shares	438,738	75,747,439
Shoprite Holdings, Ltd.	1,130,783	16,326,622
Steinhoff International Holdings NV	6,320,198	30,246,451
Tiger Brands, Ltd.	544,568	16,263,429
Woolworths Holdings, Ltd.	2,760,473	14,392,443
Total South Africa		164,529,777
THAILAND — 5.2%
CP ALL PCL	11,776,083	20,219,393
Thai Beverage PCL	26,909,200	18,102,518
Total Thailand		38,321,911
Total Investments (Cost: $720,433,577)		739,010,200
Other Assets & Liabilities, Net		2,160,790
Net Assets		741,170,990

Notes to Consolidated Portfolio of Investments

(a)  Non-income producing security.

Abbreviation Legend

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

PJSC  Private Joint Stock Company

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated) (continued)

Columbia Emerging Markets Consumer ETF

March 31, 2017

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated) (continued)

Columbia Emerging Markets Consumer ETF

March 31, 2017

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2017:

Valuation Inputs	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Common Stocks
Brazil	77,869,247	—	—	77,869,247
Chile	22,461,879	—	—	22,461,879
China	155,704,567	—	—	155,704,567
India	105,694,831	—	—	105,694,831
Indonesia	27,681,003	—	—	27,681,003
Malaysia	14,868,264	—	—	14,868,264
Mexico	87,423,146	—	—	87,423,146
Philippines	19,199,721	—	—	19,199,721
Russia	25,255,854	—	—	25,255,854
South Africa	164,529,777	—	—	164,529,777
Thailand	38,321,911	—	—	38,321,911
Total Common Stocks	739,010,200	—	—	739,010,200
Total Investments	739,010,200	—	—	739,010,200

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated)

Columbia Emerging Markets Core ETF

March 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks — 97.1%

Issuer	Shares	Value ($)
BRAZIL — 6.2%
Ambev SA ADR	10,819	62,317
BRF SA ADR	4,608	56,448
CPFL Energia SA ADR	3,640	59,659
Petroleo Brasileiro SA ADR(a)	6,242	60,485
Vale SA ADR	6,176	58,672
Total Brazil		297,581
CHILE — 1.3%
S.A.C.I. Falabella	7,270	60,939
CHINA — 13.6%
AAC Technologies Holdings, Inc.	1,762	20,621
Alibaba Group Holding, Ltd. ADR(a)	179	19,302
Baidu, Inc. ADR(a)	106	18,287
Bank of China, Ltd. Class H	37,359	18,556
Belle International Holdings, Ltd.	27,224	17,690
China Communications Construction Co., Ltd. Class H	13,000	18,334
China Construction Bank Corp. Class H	23,398	18,817
China Everbright International, Ltd.	12,866	17,317
China Life Insurance Co., Ltd. ADR	1,156	17,721
China Mobile, Ltd. ADR	326	18,005
China Overseas Land & Investment, Ltd.	5,460	15,597
China Pacific Insurance Group Co., Ltd. Class H	4,912	17,729
China Railway Signal & Communication Corp., Ltd. Class H(b)	22,950	18,486
China Resources Land, Ltd.	6,804	18,386
China Unicom Hong Kong, Ltd. ADR	1,405	18,925
CITIC, Ltd.	12,921	18,422
CNOOC, Ltd.	15,712	18,762
Ctrip.com International, Ltd. ADR(a)	390	19,168
Guangdong Investment, Ltd.	14,000	19,960
Haitong Securities Co., Ltd. Class H	10,168	17,192
Hanergy Thin Film Power Group, Ltd.(a)(c)	60,421	603
Hengan International Group Co., Ltd.	1,972	14,667
Industrial and Commercial Bank of China, Ltd. Class H	28,321	18,513
JD.com, Inc. ADR(a)	589	18,324
Lenovo Group, Ltd.	30,216	19,907
NetEase, Inc. ADR	63	17,892

Common Stocks (continued)

Issuer	Shares	Value ($)
New Oriental Education & Technology Group, Inc. ADR(a)	366	22,099
PICC Property & Casualty Co., Ltd. Class H	12,364	19,059
Ping An Insurance Group Co. of China, Ltd. Class H	3,624	20,285
Semiconductor Manufacturing International Corp.(a)	13,827	17,116
Shenzhou International Group Holdings, Ltd.	3,000	18,935
Sinopharm Group Co., Ltd. Class H	4,075	18,903
Tencent Holdings, Ltd.	615	17,631
Want Want China Holdings, Ltd.	28,150	19,487
Xinyi Solar Holdings, Ltd.(a)	55,066	17,572
ZTE Corp. Class H	11,109	20,384
Total China		648,654
HONG KONG — 1.3%
Alibaba Pictures Group, Ltd.(a)	112,521	20,415
GCL-Poly Energy Holdings, Ltd.(a)	139,426	18,479
Haier Electronics Group Co., Ltd.	9,292	21,282
Total Hong Kong		60,176
INDIA — 15.5%
Adani Ports and Special Economic Zone, Ltd.(a)	9,529	49,835
Dr. Reddy's Laboratories, Ltd.	1,025	41,552
Hindustan Unilever, Ltd.	3,356	47,122
Housing Development Finance Corp., Ltd.	2,138	49,457
Infosys, Ltd. ADR	2,817	44,509
ITC, Ltd.	11,070	47,785
Larsen & Toubro, Ltd.	1,981	48,046
Lupin, Ltd.	2,019	44,935
Mahindra & Mahindra, Ltd.	2,244	44,472
Maruti Suzuki India, Ltd.	498	46,136
NTPC, Ltd.	18,595	47,536
Reliance Industries, Ltd.(a)	2,263	46,034
Sun Pharmaceutical Industries, Ltd.	4,295	45,516
Tata Consultancy Services, Ltd.	1,163	43,554
Tata Motors, Ltd. ADR	1,239	44,170
Zee Entertainment Enterprises, Ltd.	5,694	46,961
Total India		737,620

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated) (continued)

Columbia Emerging Markets Core ETF

March 31, 2017

Common Stocks (continued)

Issuer	Shares	Value ($)
INDONESIA — 3.8%
PT Astra International Tbk	92,814	60,074
PT Telekomunikasi Indonesia Persero Tbk ADR	1,970	61,405
PT Unilever Indonesia Tbk	18,329	59,593
Total Indonesia		181,072
MALAYSIA — 6.2%
Genting Bhd	27,800	60,242
Genting Malaysia Bhd	48,200	59,358
IHH Healthcare Bhd	43,400	58,841
Sime Darby Bhd	28,600	59,973
Tenaga Nasional Bhd	19,000	58,904
Total Malaysia		297,318
MEXICO — 15.4%
Alfa SAB de CV Class A	43,045	62,622
America Movil SAB de CV Class L ADR	4,259	60,350
Cemex SAB de CV Series CPO(a)	66,830	60,144
Fibra Uno Administracion SA de CV	39,076	66,558
Fomento Economico Mexicano SAB de CV ADR	663	58,689
Grupo Aeroportuario del Pacifico SAB de CV Class B	6,514	62,988
Grupo Aeroportuario del Sureste SAB de CV Class B	3,544	61,166
Grupo Mexico SAB de CV Series B	19,158	57,248
Grupo Televisa SAB ADR	2,229	57,820
Kimberly-Clark de Mexico SAB de CV Class A	29,307	63,223
Megacable Holdings SAB de CV Series CPO	15,310	58,983
Wal-Mart de Mexico SAB de CV	29,202	66,919
Total Mexico		736,710
PERU — 1.2%
Southern Copper Corp.	1,620	58,142
PHILIPPINES — 4.9%
Ayala Land, Inc.	81,700	53,815
Jollibee Foods Corp.	15,180	59,752
SM Investments Corp.	4,490	62,372
SM Prime Holdings, Inc.	101,300	57,136
Total Philippines		233,075

Common Stocks (continued)

Issuer	Shares	Value ($)
POLAND — 2.5%
Cyfrowy Polsat SA(a)	10,038	61,313
Powszechny Zaklad Ubezpieczen SA	6,570	57,708
Total Poland		119,021
RUSSIA — 5.0%
Gazprom PJSC ADR	1,483	6,666
Gazprom PJSC ADR	11,496	51,387
LUKOIL PJSC ADR	55	2,919
LUKOIL PJSC ADR	1,070	56,667
Magnit PJSC GDR	1,598	61,044
MMC Norilsk Nickel PJSC ADR	3,103	48,779
MMC Norilsk Nickel PJSC ADR	741	11,626
Total Russia		239,088
SOUTH AFRICA — 14.1%
Aspen Pharmacare Holdings, Ltd.	2,568	52,613
FirstRand, Ltd.	13,762	47,581
Mediclinic International PLC	6,021	53,516
MTN Group, Ltd.	5,739	52,217
Naspers, Ltd. N Shares	329	56,801
Netcare, Ltd.	23,044	43,996
Remgro, Ltd.	3,148	48,384
Sanlam, Ltd.	10,302	51,761
Sasol, Ltd. ADR	1,860	54,684
Shoprite Holdings, Ltd.	3,584	51,747
Steinhoff International Holdings NV	11,284	54,002
Tiger Brands, Ltd.	1,723	51,457
Woolworths Holdings, Ltd.	10,123	52,779
Total South Africa		671,538
THAILAND — 3.7%
Airports of Thailand PCL NVDR	51,100	58,368
CP ALL PCL NVDR	34,800	59,751
Siam Cement PCL NVDR	3,800	59,716
Total Thailand		177,835
TURKEY — 1.2%
Haci Omer Sabanci Holding AS	21,695	59,575
UNITED ARAB EMIRATES — 1.2%
Emaar Properties PJSC	29,185	58,004
Total Common Stocks (Cost $4,448,744)		4,636,348

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated) (continued)

Columbia Emerging Markets Core ETF

March 31, 2017

Preferred Stocks — 2.5%

Issuer	Shares	Value ($)
BRAZIL — 2.5%
Banco Bradesco SA Preference Shares ADR	5,728	58,655
Itau Unibanco Holding SA Preference Shares ADR	4,754	57,381
Total Brazil		116,036
Total Preferred Stocks (Cost $81,381)		116,036
Total Investments (Cost: $4,530,125)		4,752,384
Other Assets & Liabilities, Net		19,915
Net Assets		4,772,299

Notes to Consolidated Portfolio of Investments

(a)  Non-income producing security.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At March 31, 2017, the value of this security amounted to $18,486, or 0.39% of net assets.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2017, the value of this security amounted to $603, which represents less than 0.01% of net assets.

Abbreviation Legend

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

NVDR  Non-Voting Depositary Receipts

PJSC  Private Joint Stock Company

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated) (continued)

Columbia Emerging Markets Core ETF

March 31, 2017

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2017:

Valuation Inputs	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Common Stocks
Brazil	297,581	—	—	297,581
Chile	60,939	—	—	60,939
China	648,051	—	603	648,654
Hong Kong	60,176	—	—	60,176
India	737,620	—	—	737,620
Indonesia	181,072	—	—	181,072
Malaysia	297,318	—	—	297,318
Mexico	736,710	—	—	736,710
Peru	58,142	—	—	58,142
Philippines	233,075	—	—	233,075
Poland	119,021	—	—	119,021

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated) (continued)

Columbia Emerging Markets Core ETF

March 31, 2017

Fair Value Measurements (continued)

Valuation Inputs	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Russia	239,088	—	—	239,088
South Africa	671,538	—	—	671,538
Thailand	177,835	—	—	177,835
Turkey	59,575	—	—	59,575
United Arab Emirates	58,004	—	—	58,004
Total Common Stocks	4,635,745	—	603	4,636,348
Preferred Stocks
Brazil	116,036	—	—	116,036
Total Preferred Stocks	116,036	—	—	116,036
Total Investments	4,751,781	—	603	4,752,384

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

Financial assets were transferred from Level 3 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of year-end.

The following table shows transfers between Level 1 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 3 ($)	Level 1 ($)	Level 3 ($)
15,914	—	—	15,914

Transfers between Level 1 and Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 1 and 2 during the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated)

Columbia India Consumer ETF

March 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks — 99.5%

Issuer	Shares	Value ($)
CONSUMER GOODS — 80.8%
Aditya Birla Fashion and Retail, Ltd.(a)	973,590	2,306,719
Bajaj Auto, Ltd.	94,047	4,063,204
Bosch, Ltd.	11,875	4,160,639
Britannia Industries Ltd.	83,584	4,342,996
Colgate-Palmolive India, Ltd.	188,382	2,888,031
Dabur India, Ltd.	796,566	3,402,288
Emami, Ltd.	88,956	1,458,078
Exide Industries, Ltd.	598,510	2,067,848
GlaxoSmithKline Consumer Healthcare, Ltd.	16,470	1,307,772
Godrej Consumer Products, Ltd.	163,256	4,202,142
Hero MotoCorp, Ltd.	81,296	4,033,751
Hindustan Unilever, Ltd.	308,361	4,329,686
Marico, Ltd.	734,486	3,335,077
Maruti Suzuki India, Ltd.	45,288	4,195,565
Motherson Sumi Systems, Ltd.(a)	737,201	4,222,146
MRF, Ltd.	3,533	3,316,425
Nestle India, Ltd.	43,899	4,516,422
Page Industries, Ltd.	5,201	1,171,060
Procter & Gamble Hygiene & Health Care, Ltd.	13,552	1,584,489

Common Stocks (continued)

Issuer	Shares	Value ($)
Rajesh Exports, Ltd.	77,272	721,074
Titan Co., Ltd.(a)	452,653	3,225,767
TVS Motor Co., Ltd.	256,803	1,703,715
United Breweries, Ltd.	93,718	1,112,464
United Spirits, Ltd.(a)	80,357	2,691,189
Whirlpool of India, Ltd.(a)	44,833	843,497
Total		71,202,044
CONSUMER SERVICES — 6.2%
Sun TV Network, Ltd.	94,170	1,146,616
Zee Entertainment Enterprises, Ltd.	525,036	4,330,223
Total		5,476,839
INDUSTRIALS — 12.5%
Bharat Forge, Ltd.	171,226	2,747,896
Mahindra & Mahindra, Ltd.	206,024	4,083,041
Tata Motors, Ltd.	574,803	4,123,693
Total		10,954,630
Total Investments (Cost: $71,231,411)		87,633,513
Other Assets & Liabilities, Net		467,992
Net Assets		88,101,505

Notes to Consolidated Portfolio of Investments

(a)  Non-income producing security.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated) (continued)

Columbia India Consumer ETF

March 31, 2017

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2017:

Valuation Inputs	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Common Stocks
Consumer Goods	71,202,044	—	—	71,202,044
Consumer Services	5,476,839	—	—	5,476,839
Industrials	10,954,630	—	—	10,954,630
Total Common Stocks	87,633,513	—	—	87,633,513
Total Investments	87,633,513	—	—	87,633,513

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated)

Columbia India Infrastructure ETF

March 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks — 99.5%

Issuer	Shares	Value ($)
BASIC MATERIALS — 14.1%
JSW Steel, Ltd.	641,880	1,860,350
NMDC, Ltd.	520,103	1,066,077
Vedanta, Ltd.	693,293	2,935,565
Total		5,861,992
CONSUMER GOODS — 5.2%
Aditya Birla Nuvo, Ltd.	36,621	856,351
Cummins India, Ltd.	89,135	1,303,291
Total		2,159,642
FINANCIALS — 1.6%
DLF, Ltd.(a)	293,855	672,697
INDUSTRIALS — 45.1%
ACC, Ltd.	61,248	1,363,944
Adani Ports and Special Economic Zone, Ltd.(a)	450,181	2,354,377
Ambuja Cements, Ltd.	450,501	1,641,812
Ashok Leyland, Ltd.	902,989	1,175,756
Bharat Heavy Electricals, Ltd.	592,982	1,487,135
Container Corp. of India, Ltd.	55,267	1,084,062
Eicher Motors, Ltd.(a)	5,345	2,106,186
Havells India, Ltd.	135,610	972,671
Larsen & Toubro, Ltd.	80,740	1,958,226
NBCC India, Ltd.	59,022	156,383
Shree Cement, Ltd.	5,273	1,387,229

Common Stocks (continued)

Issuer	Shares	Value ($)
Siemens, Ltd.	58,439	1,129,632
UltraTech Cement, Ltd.	30,994	1,901,953
Total		18,719,366
OIL & GAS — 5.7%
GAIL India, Ltd.	405,602	2,354,534
TELECOMMUNICATIONS — 13.0%
Bharti Airtel, Ltd.	380,439	2,050,861
Bharti Infratel, Ltd.	349,641	1,754,801
Idea Cellular, Ltd.	818,895	1,082,654
Tata Communications, Ltd.	46,714	519,440
Total		5,407,756
UTILITIES — 14.8%
JSW Energy, Ltd.	198,009	191,194
NTPC, Ltd.	771,658	1,972,668
Petronet LNG, Ltd.	196,818	1,221,948
Reliance Infrastructure, Ltd.	89,029	779,646
Reliance Power, Ltd.(a)	460,377	340,311
Tata Power Co., Ltd. (The)	1,186,865	1,651,394
Total		6,157,161
Total Investments (Cost: $32,025,358)		41,333,148
Other Assets & Liabilities, Net		195,530
Net Assets		41,528,678

Notes to Consolidated Portfolio of Investments

(a)  Non-income producing security.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated) (continued)

Columbia India Infrastructure ETF

March 31, 2017

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated) (continued)

Columbia India Infrastructure ETF

March 31, 2017

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2017:

Valuation Inputs	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Common Stocks
Basic Materials	5,861,992	—	—	5,861,992
Consumer Goods	2,159,642	—	—	2,159,642
Financials	672,697	—	—	672,697
Industrials	18,719,366	—	—	18,719,366
Oil & Gas	2,354,534	—	—	2,354,534
Telecommunications	5,407,756	—	—	5,407,756
Utilities	6,157,161	—	—	6,157,161
Total Common Stocks	41,333,148	—	—	41,333,148
Total Investments	41,333,148	—	—	41,333,148

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated)

Columbia India Small Cap ETF

March 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks — 99.7%

Issuer	Shares	Value ($)
BASIC MATERIALS — 3.6%
Advanced Enzyme Technologies, Ltd.(a)	7,050	223,594
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	86,170	380,921
MOIL, Ltd.	43,217	208,814
NOCIL, Ltd.	79,638	115,039
Total		928,368
CONSUMER GOODS — 15.8%
Balrampur Chini Mills, Ltd.	120,779	270,351
Bata India, Ltd.	54,997	481,028
Bombay Dyeing & Manufacturing Co., Ltd.	167,649	214,289
Ceat, Ltd.(a)	14,500	295,839
Delta Corp., Ltd.	97,962	273,210
Godfrey Phillips India, Ltd.	13,693	238,940
Indo Count Industries, Ltd.	76,405	232,327
JK Tyre & Industries, Ltd.	159,309	323,721
Kaveri Seed Co., Ltd.(a)	24,204	208,065
Kwality, Ltd.	45,514	109,518
PC Jeweller, Ltd.	25,820	166,209
Raymond, Ltd.	33,021	322,226
Tata Global Beverages, Ltd.	389,796	903,731
Total		4,039,454
CONSUMER SERVICES — 9.6%
Cox & Kings, Ltd.	75,880	270,169
Infibeam Incorporation, Ltd.(a)	21,290	310,539
Jet Airways India, Ltd.(a)	26,773	216,831
Jubilant Foodworks, Ltd.	32,433	553,087
PVR, Ltd.	19,222	423,677
SpiceJet, Ltd.(a)	216,427	338,964
TV18 Broadcast, Ltd.(a)	511,586	330,894
Total		2,444,161
FINANCIALS — 20.8%
Allahabad Bank(a)	238,948	270,281
Andhra Bank	248,726	221,971
Can Fin Homes, Ltd.	8,706	284,428
Capital First, Ltd.	30,934	372,771
Housing Development & Infrastructure, Ltd.(a)	255,732	322,742
IFCI, Ltd.(a)	696,665	318,104
Indiabulls Real Estate, Ltd.(a)	187,138	252,169

Common Stocks (continued)

Issuer	Shares	Value ($)
Karnataka Bank, Ltd. (The)	247,429	536,125
Karur Vysya Bank, Ltd. (The)	455,451	785,563
Manappuram Finance, Ltd.	405,027	612,203
Multi Commodity Exchange of India, Ltd.	33,787	627,012
Oriental Bank of Commerce	135,828	294,623
Syndicate Bank(a)	230,931	253,389
Unitech, Ltd.(a)	1,881,092	162,226
Total		5,313,607
HEALTH CARE — 4.9%
Dishman Pharmaceuticals & Chemicals, Ltd.	58,725	261,091
Dr Lal PathLabs, Ltd.(b)	24,135	359,618
Granules India, Ltd.	89,969	192,380
Marksans Pharma, Ltd.	199,678	144,988
Wockhardt, Ltd.	25,884	286,703
Total		1,244,780
INDUSTRIALS — 26.1%
BEML, Ltd.	18,025	378,071
Crompton Greaves, Ltd.(a)	380,112	454,542
Escorts, Ltd.	104,111	863,784
Force Motors, Ltd.(a)	4,715	325,813
Gayatri Projects, Ltd.	76,514	170,267
Gujarat Pipavav Port, Ltd.	230,896	587,063
Hindustan Construction Co., Ltd.(a)	689,594	420,011
India Cements, Ltd.	165,648	414,407
IRB Infrastructure Developers, Ltd.	140,872	512,854
Jain Irrigation Systems, Ltd.	287,842	416,016
Jaiprakash Associates, Ltd.(a)	1,389,998	294,332
Kesoram Industries, Ltd.(a)	95,333	209,722
NCC, Ltd.	308,202	388,961
NIIT, Ltd.(a)	95,749	124,156
Nilkamal, Ltd.	5,046	151,679
Reliance Defence and Engineering, Ltd.(a)	119,086	123,240
Sintex Industries, Ltd.	339,668	553,167
V-Guard Industries, Ltd.	106,763	285,096
Total		6,673,181
OIL & GAS — 5.0%
Aban Offshore, Ltd.(a)	29,321	101,665
Chennai Petroleum Corp., Ltd.	45,919	256,732

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated) (continued)

Columbia India Small Cap ETF

March 31, 2017

Common Stocks (continued)

Issuer	Shares	Value ($)
Suzlon Energy, Ltd.(a)	3,174,817	933,842
Total		1,292,239
TECHNOLOGY — 7.8%
Hexaware Technologies, Ltd.	81,995	271,423
Intellect Design Arena, Ltd.(a)	56,305	99,716
Just Dial, Ltd.(a)	24,726	200,881
KPIT Technologies, Ltd.	115,313	230,324
Mindtree, Ltd.	81,302	567,117
NIIT Technologies, Ltd.	38,026	255,088
Tata Elxsi, Ltd.	16,138	364,065
Total		1,988,614

Common Stocks (continued)

Issuer	Shares	Value ($)
TELECOMMUNICATIONS — 2.2%
Reliance Communications, Ltd.(a)	945,498	557,674
UTILITIES — 3.9%
GMR Infrastructure, Ltd.(a)	2,179,172	536,948
Mahanagar Gas, Ltd.	9,312	128,405
PTC India, Ltd.	229,858	330,619
Total		995,972
Total Investments (Cost: $24,359,629)		25,478,050
Other Assets & Liabilities, Net		86,835
Net Assets		25,564,885

Notes to Consolidated Portfolio of Investments

(a)  Non-income producing security.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At March 31, 2017, the value of this security amounted to $359,618, or 1.40% of net assets.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

PORTFOLIO OF INVESTMENTS (Consolidated) (continued)

Columbia India Small Cap ETF

March 31, 2017

Fair Value Measurements (continued)

These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2017:

Valuation Inputs	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Common Stocks
Basic Materials	928,368	—	—	928,368
Consumer Goods	4,039,454	—	—	4,039,454
Consumer Services	2,444,161	—	—	2,444,161
Financials	5,313,607	—	—	5,313,607
Health Care	1,244,780	—	—	1,244,780
Industrials	6,673,181	—	—	6,673,181
Oil & Gas	1,292,239	—	—	1,292,239
Technology	1,988,614	—	—	1,988,614
Telecommunications	557,674	—	—	557,674
Utilities	995,972	—	—	995,972
Total Common Stocks	25,478,050	—	—	25,478,050
Total Investments	25,478,050	—	—	25,478,050

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2017

	Columbia Beyond BRICs ETF	Columbia EM Core ex-China ETF	Columbia EM Quality Dividend ETF
Assets
Investments, at cost:	$78,735,925	$9,459,823	$12,795,509
Investments, at value	70,010,551	11,010,505	12,999,960
Cash	56,768	124,704	57,334
Foreign cash (identified cost $545,087, $—, $—)	558,217	—	—
Receivable for:
Investment sold	456,476	50,084	—
Capital shares sold	11,321	—	—
Dividends	491,396	46,855	34,922
Spot foreign currency contracts	—	—	—
Foreign tax reclaims	5,826	152	339
Expense reimbursement due from Investment Manager	16,122	3,308	—
Total assets	71,606,677	11,235,608	13,092,555
Liabilities
Payable for:
Investment purchased	537,948	19,630	—
Capital shares purchased	—	—	—
Investment management fees	50,755	6,616	9,407
Due to custodian	—	—	3,098
Income payable	—	—	—
Accrued expenses and other liabilities	—	393	—
Total liabilities	588,703	26,639	12,505
Net assets applicable to outstanding capital stock	$71,017,974	$11,208,969	$13,080,050
Represented by
Paid-in capital	$139,614,823	$9,771,018	$40,960,010
Undistributed (accumulated) net investment income (loss)	550,404	18,063	511
Accumulated net realized loss on investments and foreign currency transactions	(60,436,273)	(132,820)	(28,085,355)
Net unrealized appreciation (depreciation) on:
Investments	(8,725,374)	1,550,682	204,451
Foreign curency translations	14,394	2,026	433
Total — representing net assets applicable to outstanding capital stock	$71,017,974	$11,208,969	$13,080,050
Shares outstanding	4,400,000	450,000	950,000
Net asset value per share	$16.14	$24.91	$13.77

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2017

	Columbia EM Strategic Opportunities ETF (Consolidated)	Columbia Emerging Markets Consumer ETF (Consolidated)	Columbia Emerging Markets Core ETF (Consolidated)
Assets
Investments, at cost:	$8,163,660	$720,433,577	$4,530,125
Investments, at value	7,528,509	739,010,200	4,752,384
Cash	—	2,556,860	21,167
Foreign cash (identified cost $—, $423,814, $447)	1	423,732	447
Receivable for:
Investment sold	23,105	49,742	—
Capital shares sold	—	2,069,652	—
Dividends	6,364	150,665	1,037
Spot foreign currency contracts	129,868	—	—
Foreign tax reclaims	—	—	96
Expense reimbursement due from Investment Manager	1,459	—	—
Total assets	7,689,306	744,260,851	4,775,131
Liabilities
Payable for:
Investment purchased	—	2,564,276	—
Capital shares purchased	23,468	—	—
Investment management fees	6,216	525,585	2,832
Due to custodian	97,023	—	—
Income payable	—	—	—
Accrued expenses and other liabilities	—	—	—
Total liabilities	126,707	3,089,861	2,832
Net assets applicable to outstanding capital stock	$7,562,599	$741,170,990	$4,772,299
Represented by
Paid-in capital	$11,761,894	$874,439,532	$5,359,831
Undistributed (accumulated) net investment income (loss)	15,590	(23,291)	13,328
Accumulated net realized loss on investments and foreign currency transactions	(3,579,735)	(151,826,579)	(823,083)
Net unrealized appreciation (depreciation) on:
Investments	(635,151)	18,576,623	222,259
Foreign curency translations	1	4,705	(36)
Total — representing net assets applicable to outstanding capital stock	$7,562,599	$741,170,990	$4,772,299
Shares outstanding	400,000	29,950,000	250,000
Net asset value per share	$18.91	$24.75	$19.09

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2017

	Columbia India Consumer ETF (Consolidated)	Columbia India Infrastructure ETF (Consolidated)	Columbia India Small Cap ETF (Consolidated)
Assets
Investments, at cost:	$71,231,411	$32,025,358	$24,359,629
Investments, at value	87,633,513	41,333,148	25,478,050
Cash	525,306	112,166	—
Foreign cash (identified cost $6,872, $33,127, $25,164)	7,251	33,240	25,627
Receivable for:
Investment sold	—	—	—
Capital shares sold	—	—	—
Dividends	—	79,080	—
Spot foreign currency contracts	—	—	617,713
Foreign tax reclaims	—	—	—
Expense reimbursement due from Investment Manager	—	—	—
Total assets	88,166,070	41,557,634	26,121,390
Liabilities
Payable for:
Investment purchased	—	—	—
Capital shares purchased	—	—	—
Investment management fees	64,565	28,956	16,585
Due to custodian	—	—	539,913
Income payable	—	—	7
Accrued expenses and other liabilities	—	—	—
Total liabilities	64,565	28,956	556,505
Net assets applicable to outstanding capital stock	$88,101,505	$41,528,678	$25,564,885
Represented by
Paid-in capital	$80,962,339	$95,174,122	$36,635,632
Undistributed (accumulated) net investment income (loss)	49,782	40,258	(17,874)
Accumulated net realized loss on investments and foreign currency transactions	(9,313,097)	(62,993,605)	(12,171,757)
Net unrealized appreciation (depreciation) on:
Investments	16,402,102	9,307,790	1,118,421
Foreign curency translations	379	113	463
Total — representing net assets applicable to outstanding capital stock	$88,101,505	$41,528,678	$25,564,885
Shares outstanding	2,300,000	3,200,000	1,400,000
Net asset value per share	$38.31	$12.98	$18.26

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2017

	Columbia Beyond BRICs ETF	Columbia EM Core ex-China ETF	Columbia EM Quality Dividend ETF
Investment Income
Dividends	$2,578,493	$229,848	$593,355
Interest	21	—	536
Foreign taxes withheld	(244,844)	(30,203)	(64,554)
Total income	2,333,670	199,645	529,337
Expenses:
Excise tax	—	—	—
Investment management fees	719,907	64,866	123,625
Mauritius taxes paid	—	—	—
Total expenses	719,907	64,866	123,625
Fees waived by the Investment Manager and its affiliates	(228,676)	(32,433)	—
Total net expenses	491,231	32,433	123,625
Net investment income (loss)	1,842,439	167,212	405,712
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(7,322,421)	(111,714)	(97,233)
In-kind transactions	(674,977)	—	(25,464)
Foreign currency translations	(422,588)	(28,604)	(71,522)
Net realized gain (loss)	(8,419,986)	(140,318)	(194,219)
Change in net unrealized appreciation (depreciation) on:
Investments	9,880,974	1,477,180	1,029,381
Foreign currency translations	6,371	1,853	(5,169)
Net change in unrealized appreciation (depreciation)	9,887,345	1,479,033	1,024,212
Net realized and unrealized gain (loss)	1,467,359	1,338,715	829,993
Net increase (decrease) in net assets resulting from operations	$3,309,798	$1,505,927	$1,235,705

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2017

	Columbia EM Strategic Opportunities ETF (Consolidated)	Columbia Emerging Markets Consumer ETF (Consolidated)	Columbia Emerging Markets Core ETF (Consolidated)
Investment Income
Dividends	$292,608	$11,715,527	$110,597
Interest	—	—	—
Foreign taxes withheld	(28,148)	(939,199)	(11,774)
Total income	264,460	10,776,328	98,823
Expenses:
Excise tax	—	6,014	32
Investment management fees	104,723	5,652,827	32,240
Mauritius taxes paid	—	12,728	—
Total expenses	104,723	5,671,569	32,272
Fees waived by the Investment Manager and its affiliates	(24,654)	—	—
Total net expenses	80,069	5,671,569	32,272
Net investment income (loss)	184,391	5,104,759	66,551
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(815,713)	(27,899,635)	(252,117)
In-kind transactions	(244,823)	1,544,727	95,453
Foreign currency translations	3,027	30,904	(119)
Net realized gain (loss)	(1,057,509)	(26,324,004)	(156,783)
Change in net unrealized appreciation (depreciation) on:
Investments	811,319	83,732,689	548,635
Foreign currency translations	(1,451)	(5,007)	(240)
Net change in unrealized appreciation (depreciation)	809,868	83,727,682	548,395
Net realized and unrealized gain (loss)	(247,641)	57,403,678	391,612
Net increase (decrease) in net assets resulting from operations	$(63,250)	$62,508,437	$458,163

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

STATEMENT OF OPERATIONS (continued)

For the Year Ended March 31, 2017

	Columbia India Consumer ETF (Consolidated)	Columbia India Infrastructure ETF (Consolidated)	Columbia India Small Cap ETF (Consolidated)
Investment Income
Dividends	$628,274	$525,021	$149,164
Interest	—	—	—
Foreign taxes withheld	—	—	—
Total income	628,274	525,021	149,164
Expenses:
Excise tax	—	—	—
Investment management fees	702,511	355,103	170,540
Mauritius taxes paid	651	53,823	2,157
Total expenses	703,162	408,926	172,697
Fees waived by the Investment Manager and its affiliates	—	—	—
Total net expenses	703,162	408,926	172,697
Net investment income (loss)	(74,888)	116,095	(23,533)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	411,671	(993,606)	2,790,725
In-kind transactions	—	—	—
Foreign currency translations	124,670	(74,698)	66,078
Net realized gain (loss)	536,341	(1,068,304)	2,856,803
Change in net unrealized appreciation (depreciation) on:
Investments	16,323,119	10,976,366	3,589,681
Foreign currency translations	(189)	(374)	118
Net change in unrealized appreciation (depreciation)	16,322,930	10,975,992	3,589,799
Net realized and unrealized gain (loss)	16,859,271	9,907,688	6,446,602
Net increase (decrease) in net assets resulting from operations	$16,784,383	$10,023,783	$6,423,069

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

STATEMENT OF CHANGES IN NET ASSETS

	Columbia Beyond BRICs ETF		Columbia EM Core ex-China ETF
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2017	For the Period September 2, 2015(a) Through March 31, 2016
Operations
Net investment income	$1,842,439	$4,676,451	$167,212	$17,020
Net realized gain (loss)	(8,419,986)	(69,123,203)	(140,318)	(27,085)
Net change in unrealized appreciation (depreciation)	9,887,345	8,073,359	1,479,033	73,675
Net increase (decrease) in net assets resulting from operations	3,309,798	(56,373,393)	1,505,927	63,610
Distributions to shareholders
Net investment income	(1,842,516)	(6,442,630)	(126,499)	(25,672)
Shareholder transactions
Proceeds from shares sold	6,254,796	9,095,023	8,767,910	2,003,012
Cost of shares redeemed	(28,946,398)	(155,077,249)	—	(979,263)
Transaction fees	—	—	(56)	—
Net increase (decrease) in net assets reulting from shareholder transactions	(22,691,602)	(145,982,226)	8,767,854	1,023,749
Increase (decrease) in net assets	(21,224,320)	(208,798,249)	10,147,282	1,061,687
Net assets
Net assets at beginning of year	92,242,294	301,040,543	1,061,687	—
Net assets at end of year	$71,017,974	$92,242,294	$11,208,969	$1,061,687
Undistributed (accumulated) net investment income (loss)	$550,404	$971,474	$18,063	$2,891
Capital stock activity
Shares outstanding, beginning of year	5,850,000	15,150,000	50,000	—
Subsciptions	400,000	500,000	400,000	100,000
Redemptions	(1,850,000)	(9,800,000)	—	(50,000)
Shares outstanding, end of year	4,400,000	5,850,000	450,000	50,000

(a) Commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia EM Quality Dividend ETF		Columbia EM Strategic Opportunities ETF (Consolidated)
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Operations
Net investment income	$405,712	$578,085	$184,391	$435,911
Net realized gain (loss)	(194,219)	(2,158,928)	(1,057,509)	(3,529,041)
Net change in unrealized appreciation (depreciation)	1,024,212	(301,020)	809,868	(3,486,431)
Net increase (decrease) in net assets resulting from operations	1,235,705	(1,881,863)	(63,250)	(6,579,561)
Distributions to shareholders
Net investment income	(331,695)	(552,553)	(222,458)	(428,513)
Shareholder transactions
Proceeds from shares sold	656,756	—	—	6,892,494
Cost of shares redeemed	(4,492,266)	(6,487,251)	(7,181,808)	(20,647,452)
Transaction fees	—	(1,532)	(1,951)	(3,177)
Net increase (decrease) in net assets reulting from shareholder transactions	(3,835,510)	(6,488,783)	(7,183,759)	(13,758,135)
Increase (decrease) in net assets	(2,931,500)	(8,923,199)	(7,469,467)	(20,766,209)
Net assets
Net assets at beginning of year	16,011,550	24,934,749	15,032,066	35,798,275
Net assets at end of year	$13,080,050	$16,011,550	$7,562,599	$15,032,066
Undistributed (accumulated) net investment income (loss)	$511	$(1,984)	$15,590	$50,630
Capital stock activity
Shares outstanding, beginning of year	1,250,000	1,750,000	800,000	1,550,000
Subsciptions	50,000	—	—	350,000
Redemptions	(350,000)	(500,000)	(400,000)	(1,100,000)
Shares outstanding, end of year	950,000	1,250,000	400,000	800,000

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Emerging Markets Consumer ETF (Consolidated)		Columbia Emerging Markets Core ETF (Consolidated)
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Operations
Net investment income (loss)	$5,104,759	$6,926,431	$66,551	$86,601
Net realized gain (loss)	(26,324,004)	(75,169,970)	(156,783)	(580,213)
Net change in unrealized appreciation (depreciation)	83,727,682	(76,773,402)	548,395	(227,659)
Net increase (decrease) in net assets resulting from operations	62,508,437	(145,016,941)	458,163	(721,271)
Distributions to shareholders
Net investment income	(4,854,400)	(6,520,768)	(58,710)	(77,847)
Shareholder transactions
Proceeds from shares sold	82,309,612	73,668,244	—	1,008,047
Cost of shares redeemed	(11,152,187)	(454,930,424)	(899,537)	—
Transaction fees	(158)	1,341	(2,478)	(2,171)
Net increase (decrease) in net assets reulting from shareholder transactions	71,157,267	(381,260,839)	(902,015)	1,005,876
Increase (decrease) in net assets	128,811,304	(532,798,548)	(502,562)	206,758
Net assets
Net assets at beginning of year	612,359,686	1,145,158,234	5,274,861	5,068,103
Net assets at end of year	$741,170,990	$612,359,686	$4,772,299	$5,274,861
Undistributed (accumulated) net investment income (loss)	$(23,291)	$(309,437)	$13,328	$4,780
Capital stock activity
Shares outstanding, beginning of year	27,100,000	43,300,000	300,000	250,000
Subsciptions	3,350,000	3,100,000	—	50,000
Redemptions	(500,000)	(19,300,000)	(50,000)	—
Shares outstanding, end of year	29,950,000	27,100,000	250,000	300,000

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia India Consumer ETF (Consolidated)		Columbia India Infrastructure ETF (Consolidated)
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Operations
Net investment income (loss)	$(74,888)	$98,516	$116,095	$1,204,099
Net realized gain (loss)	536,341	(8,230,437)	(1,068,304)	(8,594,761)
Net change in unrealized appreciation (depreciation)	16,322,930	(4,436,125)	10,975,992	(4,228,116)
Net increase (decrease) in net assets resulting from operations	16,784,383	(12,568,046)	10,023,783	(11,618,778)
Distributions to shareholders
Net investment income	(72,600)	—	(1,015,616)	(369,715)
Shareholder transactions
Proceeds from shares sold	15,312,097	18,805,894	3,069,689	15,149,937
Cost of shares redeemed	(15,598,335)	(23,265,499)	(10,483,631)	(10,954,836)
Transaction fees	(3,220)	(3,264)	(3,795)	(3,988)
Net increase (decrease) in net assets reulting from shareholder transactions	(289,458)	(4,462,869)	(7,417,737)	4,191,113
Increase (decrease) in net assets	16,422,325	(17,030,915)	1,590,430	(7,797,380)
Net assets
Net assets at beginning of year	71,679,180	88,710,095	39,938,248	47,735,628
Net assets at end of year	$88,101,505	$71,679,180	$41,528,678	$39,938,248
Undistributed (accumulated) net investment income (loss)	$49,782	$73,483	$40,258	$1,014,477
Capital stock activity
Shares outstanding, beginning of year	2,300,000	2,500,000	3,900,000	3,650,000
Subsciptions	450,000	550,000	250,000	1,250,000
Redemptions	(450,000)	(750,000)	(950,000)	(1,000,000)
Shares outstanding, end of year	2,300,000	2,300,000	3,200,000	3,900,000

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia India Small Cap ETF (Consolidated)
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Operations
Net investment income (loss)	$(23,533)	$92,229
Net realized gain (loss)	2,856,803	(5,033,514)
Net change in unrealized appreciation (depreciation)	3,589,799	(1,213,602)
Net increase (decrease) in net assets resulting from operations	6,423,069	(6,154,887)
Distributions to shareholders
Net investment income	(160,975)	(132,552)
Shareholder transactions
Proceeds from shares sold	2,653,031	—
Cost of shares redeemed	(2,373,895)	(3,528,774)
Transaction fees	(3,344)	(6,360)
Net increase (decrease) in net assets reulting from shareholder transactions	275,792	(3,535,134)
Increase (decrease) in net assets	6,537,886	(9,822,573)
Net assets
Net assets at beginning of year	19,026,999	28,849,572
Net assets at end of year	$25,564,885	$19,026,999
Undistributed (accumulated) net investment income (loss)	$(17,874)	$98,180
Capital stock activity
Shares outstanding, beginning of year	1,400,000	1,650,000
Subsciptions	150,000	—
Redemptions	(150,000)	(250,000)
Shares outstanding, end of year	1,400,000	1,400,000

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

FINANCIAL HIGHLIGHTS

Columbia Beyond BRICs ETF

	For the Year Ended March 31,
	2017	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of year	$15.77	$19.87	$21.01	$21.97	$20.00
Net investment income(b)	0.34	0.40	0.56	0.99	0.17
Net realized and unrealized gain (loss)	0.43	(3.83)	(1.43)	(1.77)	1.91
Total from investment operations	0.77	(3.43)	(0.87)	(0.78)	2.08
Less distributions to shareholders:
Net investment income	(0.40)	(0.67)	(0.25)	(0.18)	(0.11)
Net realized gains	—	—	(0.02)	—	—
Total distribution to shareholders	(0.40)	(0.67)	(0.27)	(0.18)	(0.11)
Net asset value, end of year	$16.14	$15.77	$19.87	$21.01	$21.97
Total Return at NAV(c)	5.12%	(17.05)%	(4.16)%	(3.51)%	10.41%
Total Return at Market(c)	4.01%	(17.00)%	(4.78)%	(3.66)%	11.46%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(d)(e)	0.85%	0.85%	0.85%	0.85%	2.43	%(f)
Expenses, net of expense reimbursements/waivers(d)(e)	0.58%	0.58%	0.58%	0.66%	0.85	%(f)
Net Investment income, net of reimbursement/waivers	2.18%	2.26%	2.65%	4.92%	1.26	%(f)
Supplemental data
Net assets, end of year (in thousands)	$71,018	$92,242	$301,041	$49,385	$7,688
Portfolio turnover rate(g)	36%	32%	33%	63%	1	%(h)

Notes to Financial Highlights

(a)  Based on operations from August 15, 2012 (commencement of operations) through the stated period end.

(b)  Based on average shares outstanding.

(c)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times. Total return calculated for a period of less than one year is not annualized.

(d)  Effective April 1, 2013, EGA replaced the fee and expense structure with a Unitary Fee (as defined in Note 3).

(e)  Effective October 1, 2013 the Fund entered into a fee waiver agreement pursuant to which the Investment Manager has agreed to waive its investment management fee to 0.58% of the Fund's average daily net assets.

(f)  Annualized.

(g)  The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund's portfolio turnover may be higher.

(h)  Not annualized.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

FINANCIAL HIGHLIGHTS

Columbia EM Core ex-China ETF

	For the Year Ended March 31,
	2017	2016(a)
Per share data
Net asset value, beginning of year	$21.23	$20.00
Net investment income(b)	0.41	0.22
Net realized and unrealized gain	3.55	1.52
Total from investment operations	3.96	1.74
Less distributions to shareholders:
Net investment income	(0.28)	(0.51)
Net asset value, end of year	$24.91	$21.23
Total Return at NAV(c)	18.83%	8.98%
Total Return at Market(c)	23.20%	8.49%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers	0.70%	0.70	%(d)
Expenses, net of expense reimbursements/waivers	0.35%	0.35	%(d)
Net Investment income, net of reimbursement/waivers	1.80%	1.92	%(d)
Supplemental data
Net assets, end of year (in thousands)	$11,209	$1,062
Portfolio turnover rate(e)	30%	45	%(f)

Notes to Financial Highlights

(a)  Based on operations from September 2, 2015 (commencement of operations) through the stated period end.

(b)  Based on average shares outstanding.

(c)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times. Total return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund's portfolio turnover may be higher.

(f)  Not annualized.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

FINANCIAL HIGHLIGHTS

Columbia EM Quality Dividend ETF

	For the Year Ended March 31,
	2017	2016	2015		2014	2013
Per share data
Net asset value, beginning of year	$12.81	$14.25	$16.15		$19.80	$20.09
Net investment income(a)	0.37	0.38	0.77		0.64	0.86
Net realized and unrealized gain (loss)	0.90	(1.45)	(2.08)		(3.61)	(0.09)
Total from investment operations	1.27	(1.07)	(1.31)		(2.97)	0.77
Less distributions to shareholders:
Net investment income	(0.31)	(0.37)	(0.59)		(0.65)	(1.06)
Return of capital	—	—	—		(0.03)	—
Total distribution to shareholders	(0.31)	(0.37)	(0.59)		(0.68)	(1.06)
Net asset value, end of year	$13.77	$12.81	$14.25		$16.15	$19.80
Total Return at NAV(b)	10.05%	(7.38)%	(8.37)%		(15.14)%	4.12%
Total Return at Market(b)	11.09%	(7.78)%	(8.34)%		(15.98)%	4.33%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(c)	0.85%	0.85%	0.89	%(d)	0.85%	1.43%
Expenses, net of expense reimbursements/waivers(c)	0.85%	0.85%	0.89	%(d)	0.85%	0.85%
Net Investment income, net of reimbursement/waivers	2.79%	2.88%	4.76%		3.54%	4.45%
Supplemental data
Net assets, end of year (in thousands)	$13,080	$16,012	$24,935		$57,335	$89,122
Portfolio turnover rate(e)	100%	85%	168%		137%	86%

Notes to Financial Highlights

(a)  Based on average shares outstanding.

(b)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times. Total return calculated for a period of less than one year is not annualized.

(c)  Effective April 1, 2013, EGA replaced the fee and expense structure with a Unitary Fee (as defined in Note 3).

(d)  The ratio includes 0.04% for the period ended March 31, 2015 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(e)  The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund's portfolio turnover may be higher.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

FINANCIAL HIGHLIGHTS

Columbia EM Strategic Opportunities ETF (Consolidated)

	For the Year Ended March 31,
	2017	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of year	$18.79	$23.10	$22.31	$22.16	$20.00
Net investment income(b)	0.28	0.32	0.34	0.23	0.13
Net realized and unrealized gain (loss)	0.24 (c)	(4.06)	0.73	0.14	2.11
Total from investment operations	0.52	(3.74)	1.07	0.37	2.24
Less distributions to shareholders:
Net investment income	(0.40)	(0.57)	(0.28)	(0.22)	(0.08)
Net asset value, end of year	$18.91	$18.79	$23.10	$22.31	$22.16
Total Return at NAV(d)	3.08%	(16.10)%	4.82%	1.70%	11.23%
Total Return at Market(d)	3.42%	(17.02)%	4.84%	1.32%	12.13%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(e)(f)	0.85%	0.85%	0.85%	0.85%	4.53	%(g)
Expenses, net of expense reimbursements/waivers(e)(f)	0.65%	0.84%	0.85%	0.85%	0.85	%(g)
Net Investment income, net of reimbursement/waivers	1.50%	1.53%	1.43%	1.09%	1.02	%(g)
Supplemental data
Net assets, end of year (in thousands)	$7,563	$15,032	$35,798	$23,429	$2,216
Portfolio turnover rate(h)	20%	38%	8%	159%	57	%(i)

Notes to Consolidated Financial Highlights

(a)  Based on operations from August 15, 2012 (commencement of operations) through the stated period end.

(b)  Based on average shares outstanding.

(c)  The realized and unrealized gain on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions of fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 1).

(d)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times. Total return calculated for a period of less than one year is not annualized.

(e)  Effective April 1, 2013, EGA replaced the fee and expense structure with a Unitary Fee (as defined in Note 3).

(f)  Effective March 1, 2016, the Fund entered into a fee waiver agreement pursuant to which the Advisor has agreed to waive its advisory fee to 0.65% of the Fund's average daily net assets (See Note 3).

(g)  Annualized.

(h)  The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund's portfolio turnover may be higher.

(i)  Not annualized.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

FINANCIAL HIGHLIGHTS

Columbia Emerging Markets Consumer ETF (Consolidated)

	For the Year Ended March 31,
	2017		2016	2015	2014	2013
Per share data
Net asset value, beginning of year	$22.60		$26.45	$26.53	$26.51	$24.77
Net investment income(a)	0.18		0.21	0.25	0.31	0.17
Net realized and unrealized gain (loss)	2.13		(3.83)	(0.03)	(0.09)	1.68
Total from investment operations	2.31		(3.62)	0.22	0.22	1.85
Less distributions to shareholders:
Net investment income	(0.16)		(0.23)	(0.30)	(0.20)	(0.11)
Net asset value, end of year	$24.75		$22.60	$26.45	$26.53	$26.51
Total Return at NAV(b)	10.35%		(13.63)%	0.88%	0.82%	7.46%
Total Return at Market(b)	10.75%		(13.64)%	0.74%	0.59%	7.52%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(c)	0.85	%(d)	0.85%	0.83%	0.84%	1.23%
Expenses, net of expense reimbursements/waivers(c)	0.85	%(d)	0.85%	0.83%	0.84%	0.85%
Net Investment income, net of reimbursement/waivers	0.77%		0.86%	0.92%	1.20%	0.68%
Supplemental data
Net assets, end of year (in thousands)	$741,171		$612,360	$1,145,158	$1,233,683	$885,476
Portfolio turnover rate(e)	17%		32%	12%	14%	7%

Notes to Consolidated Financial Highlights

(a)  Based on average shares outstanding.

(b)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times. Total return calculated for a period of less than one year is not annualized.

(c)  Effective April 1, 2013, EGA replaced the fee and expense structure with a Unitary Fee (as defined in Note 3).

(d)  The ratio includes less than 0.01% for the year ended March 31, 2017 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(e)  The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund's portfolio turnover may be higher.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

FINANCIAL HIGHLIGHTS

Columbia Emerging Markets Core ETF (Consolidated)

	For the Year Ended March 31,
	2017		2016	2015		2014	2013(a)
Per share data
Net asset value, beginning of year	$17.58		$20.27	$20.44		$20.87	$20.00
Net investment income(b)	0.26		0.30	0.38		0.36	0.09
Net realized and unrealized gain (loss)	1.48		(2.73)	(0.13)		(0.44)	0.82
Total from investment operations	1.74		(2.43)	0.25		(0.08)	0.91
Less distributions to shareholders:
Net investment income	(0.23)		(0.26)	(0.42)		(0.35)	(0.04)
Net asset value, end of year	$19.09		$17.58	$20.27		$20.44	$20.87
Total Return at NAV(c)	10.08%		(11.91)%	1.22%		(0.36)%	4.55%
Total Return at Market(c)	11.81%		(13.51)%	1.87%		(1.02)%	5.25%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(d)	0.70	%(e)	0.70%	0.71	%(f)	0.70%	11.94	%(g)
Expenses, net of expense reimbursements/waivers(d)	0.70	%(e)	0.70%	0.71	%(f)	0.70%	0.70	%(g)
Net Investment income, net of reimbursement/waivers	1.44%		1.66%	1.78%		1.76%	0.96	%(g)
Supplemental data
Net assets, end of year (in thousands)	$4,772		$5,275	$5,068		$4,088	$4,173
Portfolio turnover rate(h)	33%		38%	20%		16%	3	%(i)

Notes to Consolidated Financial Highlights

(a)  Based on operations from October 16, 2012 (commencement of operations) through the stated period end.

(b)  Based on average shares outstanding.

(c)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times. Total return calculated for a period of less than one year is not annualized.

(d)  Effective April 1, 2013, EGA replaced the fee and expense structure with a Unitary Fee (as defined in Note 3).

(e)  The ratio includes less than 0.01% for the year ended March 31, 2017 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(f)  The ratio includes 0.01% for the year ended March 31, 2015 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(g)  Annualized.

(h)  The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund's portfolio turnover may be higher.

(i)  Not annualized.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

FINANCIAL HIGHLIGHTS

Columbia India Consumer ETF (Consolidated)

	For the Year Ended March 31,
	2017		2016	2015		2014	2013
Per share data
Net asset value, beginning of year	$31.16		$35.48	$24.72		$22.10	$19.08
Net investment income (loss)(a)	(0.03)		0.04	(0.12)		0.11	(0.00	)(b)
Net realized and unrealized gain (loss)	7.21		(4.36)	10.91		2.51	3.02
Total from investment operations	7.18		(4.32)	10.79		2.62	3.02
Less distributions to shareholders:
Net investment income	(0.03)		—	(0.03)		—	—
Net asset value, end of year	$38.31		$31.16	$35.48		$24.72	$22.10
Total Return at NAV(c)	23.06%		(12.18)%	43.64%		11.86%	15.83%
Total Return at Market(c)	23.67%		(12.57)%	44.04%		12.08%	15.89%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(d)	0.89	%(e)	0.89%	0.90	%(f)	0.89%	4.31%
Expenses, net of expense reimbursements/waivers(d)	0.89	%(e)	0.89%	0.90	%(f)	0.89%	0.89%
Net Investment income (loss), net of reimbursement/waivers	(0.09)%		0.13%	(0.36)%		0.50%	(0.00	)%(b)
Supplemental data
Net assets, end of year (in thousands)	$88,102		$71,679	$88,710		$4,945	$6,631
Portfolio turnover rate(g)	31%		47%	82%		43%	50%

Notes to Consolidated Financial Highlights

(a)  Based on average shares outstanding.

(b)  Rounds to zero.

(c)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times. Total return calculated for a period of less than one year is not annualized.

(d)  Effective April 1, 2013, EGA replaced the fee and expense structure with a Unitary Fee (as defined in Note 3).

(e)  The ratio includes less than 0.01% for the year ended March 31, 2017 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(f)  The ratio includes 0.01% for the year ended March 31, 2015 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(g)  The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund's portfolio turnover may be higher.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

FINANCIAL HIGHLIGHTS

Columbia India Infrastructure ETF (Consolidated)

	For the Year Ended March 31,
	2017		2016		2015		2014		2013
Per share data
Net asset value, beginning of year	$10.24		$13.08		$11.35		$12.27		$14.99
Net investment income(a)	0.03		0.30		0.12		0.13		0.07
Net realized and unrealized gain (loss)	3.03		(3.04)		1.65	(b)	0.27		(2.60)
Total from investment operations	3.06		(2.74)		1.77		0.40		(2.53)
Less distributions to shareholders:
Net investment income	(0.32)		(0.10)		(0.04)		(1.32)		(0.19)
Net asset value, end of year	$12.98		$10.24		$13.08		$11.35		$12.27
Total Return at NAV(c)	30.61%		(21.00)%		15.59%		4.04%		(17.08)%
Total Return at Market(c)	30.93%		(21.41)%		15.93%		4.49%		(16.45)%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(d)	0.98	%(e)	0.88	%(f)	0.88	%(g)	0.86	%(h)	1.61%
Expenses, net of expense reimbursements/waivers(d)	0.98	%(e)	0.88	%(f)	0.88	%(g)	0.86	%(h)	0.85%
Net Investment income, net of reimbursement/waivers	0.28%		2.68%		0.90%		1.18%		0.53%
Supplemental data
Net assets, end of year (in thousands)	$41,529		$39,938		$47,736		$17,586		$51,513
Portfolio turnover rate(i)	34%		59%		75%		76%		24%

Notes to Consolidated Financial Highlights

(a)  Based on average shares outstanding.

(b)  The realized and unrealized gain on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions of fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 1).

(c)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times. Total return calculated for a period of less than one year is not annualized.

(d)  Effective April 1, 2013, EGA replaced the fee and expense structure with a Unitary Fee (as defined in Note 3).

(e)  The ratio includes 0.13% for the year ended March 31, 2017 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(f)  The ratio includes 0.03% for the year ended March 31, 2016 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(g)  The ratio includes 0.03% for the year ended March 31, 2015 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(h)  The ratio includes 0.01% for the year ended March 31, 2014 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(i)  The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund's portfolio turnover may be higher.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

FINANCIAL HIGHLIGHTS

Columbia India Small Cap ETF (Consolidated)

	For the Year Ended March 31,
	2017		2016		2015		2014		2013
Per share data
Net asset value, beginning of year	$13.59		$17.48		$12.74		$12.45		$14.39
Net investment income (loss)(a)	(0.02)		0.06		0.05		0.26		0.10
Net realized and unrealized gain (loss)	4.82		(3.86)		4.77		0.25		(1.94)
Total from investment operations	4.80		(3.80)		4.82		0.51		(1.84)
Less distributions to shareholders:
Net investment income	(0.13)		(0.09)		(0.08)		(0.22)		(0.10)
Return of capital	—		—		—		—		(0.00	)(b)
Total distribution to shareholders	(0.13)		(0.09)		(0.08)		(0.22)		(0.10)
Net asset value, end of year	$18.26		$13.59		$17.48		$12.74		$12.45
Total Return at NAV(c)	35.62%		(21.78)%		37.86%		4.29%		(12.87)%
Total Return at Market(c)	36.29%		(22.27)%		39.17%		4.30%		(13.69)%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(d)	0.86	%(e)	0.86	%(f)	0.92	%(g)	0.86	%(h)	2.09%
Expenses, net of expense reimbursements/waivers(d)	0.86	%(e)	0.86	%(f)	0.92	%(g)	0.86	%(h)	0.85%
Net Investment income (loss), net of reimbursement/waivers	(0.12)%		0.40%		0.33%		2.36%		0.76%
Supplemental data
Net assets, end of year (in thousands)	$25,565		$19,027		$28,850		$16,560		$21,163
Portfolio turnover rate(i)	71%		45%		117%		56%		43%

Notes to Consolidated Financial Highlights

(a)  Based on average shares outstanding.

(b)  Rounds to zero.

(c)  Total Return at Net Asset Value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times. Total return calculated for a period of less than one year is not annualized.

(d)  Effective April 1, 2013, EGA replaced the fee and expense structure with a Unitary Fee (as defined in Note 3).

(e)  The ratio includes 0.01% for the year ended March 31, 2017 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(f)  The ratio includes 0.01% for the year ended March 31, 2016 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(g)  The ratio includes 0.07% for the year ended March 31, 2015 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(h)  The ratio includes 0.01% for the year ended March 31, 2014 attributed to tax expense, which is outside the Unitary Fee (as defined in Note 3).

(i)  The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund's portfolio turnover may be higher.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Annual Report 2017

COLUMBIA ETF TRUST II

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

Note 1. Organization

Columbia ETF Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Trust may issue an unlimited number of shares (without par value).

Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Beyond BRICs ETF, Columbia EM Core ex-China ETF, Columbia EM Quality Dividend ETF, Columbia EM Strategic Opportunities ETF, Columbia Emerging Markets Consumer ETF, Columbia Emerging Markets Core ETF, Columbia India Consumer ETF, Columbia India Infrastructure ETF, and Columbia India Small Cap ETF. Each Fund is a diversified fund, except for Columbia EM Core ex-China ETF, Columbia Emerging Markets Consumer ETF, Columbia India Consumer ETF, Columbia India Infrastructure ETF, and Columbia India Small Cap ETF.

On May 11, 2016, Columbia Management Investment Advisers, LLC (Columbia Management or the investment manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), entered into an agreement to acquire Emerging Global Advisors, LLC, the Funds' former investment manager (EGA), including the business of serving as investment adviser to the Funds (the Transaction). Columbia Management completed the Transaction on September 1, 2016 (the Closing). In connection with the Closing, certain changes have occurred, including a change in the entity serving as each Fund's investment adviser.

On September 14, 2016, the Board of Trustees approved changes to the names of the Funds and the Trust effective October 19, 2016. Prior to October 19, 2016, the Trust was named EGA Emerging Global Shares Trust. In addition, the Funds changed their names as follows:

Former Fund Name	Current Fund Name (effective October 19, 2016)
EGShares Beyond BRICs ETF	Columbia Beyond BRICs ETF
EGShares EM Core ex-China ETF	Columbia EM Core ex-China ETF
EGShares EM Quality Dividend ETF	Columbia EM Quality Dividend ETF
EGShares EM Strategic Opportunities ETF	Columbia EM Strategic Opportunities ETF
EGShares Emerging Markets Consumer ETF	Columbia Emerging Markets Consumer ETF
EGShares Emerging Markets Core ETF	Columbia Emerging Markets Core ETF
Former Fund Name	Current Fund Name (effective October 19, 2016)
EGShares India Consumer ETF	Columbia India Consumer ETF
EGShares India Infrastructure ETF	Columbia India Infrastructure ETF
EGShares India Small Cap ETF	Columbia India Small Cap ETF

The classifications and presentations within the Portfolios of Investments are consistent with other funds in the Columbia Fund family and may not depict the same classifications and presentations in certain marketing materials.

Basis for Consolidation

The Consolidated Portfolios of Investments; Consolidated Statements of Assets and Liabilities, of Operations and of Changes in Net Assets; and the Consolidated Financial Highlights of the Funds listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidations.

Funds	Wholly Owned Subsidiary
Columbia EM Strategic Opportunities ETF	EG Shares Emerging Markets Domestic Demand Mauritius
Columbia Emerging Markets Consumer ETF	EG Shares Consumer Mauritius
Columbia Emerging Markets Core ETF	EG Shares Emerging Markets Core Mauritius
Columbia EM Quality Dividend ETF*	EG Shares High Income/Low Beta Mauritius*
Columbia India Consumer ETF	EG Shares India Consumer Mauritius
Columbia India Infrastructure ETF	EG Shares India Infrastructure Mauritius
Columbia India Small Cap ETF	EG Shares India Small Cap Mauritius

*EG Shares High Income/Low Beta Mauritius was closed effective June 23, 2015 and is no longer a subsidiary of the Columbia EM Quality Dividend ETF.

As of the date of this report, the Columbia EM Strategic Opportunities ETF, Columbia Emerging Markets Consumer ETF and Columbia Emerging Markets Core ETF may each invest its respective assets in a separate wholly owned subsidiary in Mauritius, which in turn invests substantially all (but at least 90%) of its assets in Indian securities.

As of the date of this report, each of the Columbia India Consumer ETF, Columbia India Infrastructure ETF and Columbia India Small Cap ETF invest substantially all of their respective assets in separate wholly owned subsidiaries in Mauritius, which in turn invest at least 90% of their respective assets in Indian securities.

By investing in a wholly owned subsidiary, each Fund listed in the table above obtains potential tax benefits

Annual Report 2017

COLUMBIA ETF TRUST II

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2017

under a tax treaty between Mauritius and India if the Funds' subsidiary satisfies certain limitations on benefit conditions under the treaty. India and Mauritius signed a protocol amending the India-Mauritius tax treaty, which will likely result in the imposition of Indian tax on gains resulting from the alienation of shares in an Indian company if the shares were acquired by a subsidiary on or after April 1, 2017. From April 1, 2017 through March 31, 2019, such gains will be taxed at 50% of the applicable Indian tax rate under certain circumstances, which none of the Funds qualify for. Gains resulting from the alienation of shares acquired by a Subsidiary prior to April 1, 2017 will continue to be exempt from Indian tax under the India-Mauritius tax treaty. These changes will likely reduce each Fund's return on investments in shares of Indian companies as well as the returns received by each Fund's shareholders. For more information, see India-Mauritius Tax Treaty Risk.

A summary of each Fund's investment in its corresponding subsidiary is as follows:

Funds	% of Consolidated Fund Net Assets	Net Assets ($)	Net Investment Income (Loss) ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)
Columbia EM Strategic Opportunities ETF	13.8	1,041,814	17,643	(20,989)	16,645
Columbia Emerging Markets Consumer ETF	10.5	77,606,885	569,995	518,798	14,927,194
Columbia Emerging Markets Core ETF	13.6	649,108	6,004	385	104,975
Columbia India Consumer ETF	99.5	87,640,736	628,542	536,341	16,323,119
Columbia India Infrastructure ETF	99.8	41,445,496	525,367	(1,068,304)	10,976,366
Columbia India Small Cap ETF	100.1	25,590,253	149,253	2,856,803	3,589,681

Fund Shares

The market prices of each Fund's shares may differ to some degree from the Fund's net asset value (NAV). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares, each called a "Creation Unit." A Creation Unit consists of 50,000 shares. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (Authorized Participants) with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Authorized participants may purchase or redeem Fund shares directly from the Fund only in Creation Units. The Funds' shares are also listed on the New York Stock Exchange for which investors can purchase and sell shares on the secondary market through a broker at market prices which may differ from the NAV of the Fund.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at the close of London's exchange at 11:00 a.m. Eastern (U.S.) time.

Annual Report 2017

COLUMBIA ETF TRUST II

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2017

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the London Stock Exchange on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.

Determination of Net Asset Value

The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Annual Report 2017

COLUMBIA ETF TRUST II

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2017

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter for Columbia EM Quality Dividend ETF. The remaining Funds declare and distribute net investment income annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Effective September 1, 2016, Columbia Management, under the Investment Management Services Agreement (the New Agreement) for Columbia Beyond BRICs ETF, Columbia EM Core ex-China ETF, Columbia EM Quality Dividend ETF, Columbia Emerging Markets Consumer ETF and Columbia India Small Cap ETF and under the Interim Investment Advisory Agreement for Columbia India Infrastructure ETF, Columbia India Consumer ETF, Columbia Emerging Markets Core ETF and Columbia EM Strategic Opportunities ETF (the Interim Agreement ETFs), determines which securities will be purchased, held or sold. Effective September 30, 2016, shareholders of the Interim Agreement ETFs approved the New Agreement and subsequently, effective October 1, 2016, the Interim Agreement ETFs began operating under the New Agreement. The investment management fee is a unitary fee paid monthly to the Investment Manager at an annual rate based on each Fund's average daily net assets. In return for this fee, the Investment Manager pays the operating costs and expenses of each Fund other than the following expenses (which will be paid by the Fund): taxes; interest incurred on borrowing by the Fund (including but not limited to overdraft fees), if any; brokerage expenses, fees, commission and other portfolio transaction expenses (including but not limited to service fees charged by custodians of depository receipts and scrip fees related to registrations on foreign exchanges); interest and fee expense related to the Fund's participation in inverse floater structures; infrequent and/or unusual expenses, including without limitation litigation expenses (including but not limited to arbitrations and indemnification expenses); distribution and/or service fees; expenses incurred in connection with lending securities; and any other infrequent and/or unusual expenses approved by the Board of Trustees.

Prior to September 1, 2016, the Funds also had a unitary fee structure pursuant to which EGA was contractually obligated to pay all ordinary operating expenses of the Funds, except for the fee payment under the investment advisory agreements between EGA and the Trust, payments under each series' Rule 12b-1 plan (if ever implemented), brokerage expenses, taxes, interest, litigation expenses and other non-routine or extraordinary expenses. The investment management fee is an annual fee that is equal to a percentage of each Fund's average daily net assets and is paid as follows:

Fund	Assets (billions)	Investment Management Fee Rate (%)
Columbia Beyond BRICs ETF	All	0.85
Columbia EM Core ex-China ETF	All	0.70
Columbia EM Quality Dividend ETF	All	0.85
Columbia EM Strategic Opportunities ETF	All	0.85
Columbia Emerging Markets Consumer ETF	$0 - $1.0 >$1.0 - $2.0 >$2.0	0.85 0.75 0.70
Columbia Emerging Markets Core ETF	All	0.70
Columbia India Consumer ETF	All	0.89
Columbia India Infrastructure ETF	All	0.85
Columbia India Small Cap ETF	All	0.85

Annual Report 2017

COLUMBIA ETF TRUST II

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2017

The annualized effective management services fee rate for the year ended March 31, 2017 was 0.85% of the Columbia Emerging Markets Consumer ETF's average daily net assets.

The Investment Manager has contractually agreed to waive all or a portion of the investment management fee for the periods disclosed below, so that each Fund's investment management fee is limited as a percentage of the respective Fund's average daily net assets:

	September 1, 2016 Through August 31, 2018	Prior to September 1, 2016
Columbia Beyond BRICs ETF	0.58%	0.58%
Columbia EM Core ex-China ETF	0.35	0.35
Columbia EM Strategic Opportunities ETF	0.65	0.65

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Funds and the Board of Trustees. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. The other expenses allocated to the Funds are payable by the Investment Manager. This arrangement became effective September 1, 2016.

Compensation of Board Members

Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds. The expenses of the compensation of the members of the Board of Trustees that are allocated to the Funds are payable by the Investment Manager. This arrangement became effective September 1, 2016.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. A portion of the Chief Compliance Officer's total compensation is allocated to the Funds, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Funds are payable by the Investment Manager. This arrangement became effective September 1, 2016. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.

Distribution and Service Fees

ALPS Distributors, Inc., (the Distributor) serves as the distributor for the Funds. The Funds have adopted a distribution and service plan (the Plan). Under the Plan, the Funds are authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services at the maximum annual rate of 0.25% of average daily net assets of each Fund. No distribution or service fees are currently paid by the Funds or have been approved for payment by the Board of Trustees, however, and there are no current plans to impose these fees.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At March 31, 2017, these differences are primarily due to differing treatments for deferral/reversal of wash sale losses, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund's net assets in the Statement of Assets and Liabilities.

Annual Report 2017

COLUMBIA ETF TRUST II

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2017

Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Funds	Undistributed (excess of distributions over) Net Investment Income ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital Increase (Decrease) ($)
Columbia Beyond BRICs ETF	(420,993)	2,578,223	(2,157,230)
Columbia EM Core ex-China ETF	(25,541)	25,541	—
Columbia EM Quality Dividend ETF	(71,522)	127,965	(56,443)
Columbia EM Strategic Opportunities ETF	3,027	388,292	(391,319)
Columbia Emerging Markets Consumer ETF	35,787	(51,315)	15,528
Columbia Emerging Markets Core ETF	707	(88,110)	87,403
Columbia India Consumer ETF	123,787	(124,670)	883
Columbia India Infrastructure ETF	(74,698)	74,698	—
Columbia India Small Cap ETF	68,454	(68,454)	—

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended March 31, 2017	Year Ended March 31, 2016
Funds	Ordinary Income ($)	Ordinary Income ($)
Columbia Beyond BRICs ETF	1,842,516	6,442,630
Columbia EM Core ex-China ETF	126,499	25,672
Columbia EM Quality Dividend ETF	331,695	552,553
Columbia EM Strategic Opportunities ETF	222,458	428,513
Columbia Emerging Markets Consumer ETF	4,854,400	6,520,768
Columbia Emerging Markets Core ETF	58,710	77,847
Columbia India Consumer ETF	72,600	—
Columbia India Infrastructure ETF	1,015,616	369,715
Columbia India Small Cap ETF	160,975	132,552

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2017, the components of distributable earnings on a tax basis were as follows:

Funds Undistributed	Capital Ordinary Income ($)	Net Unrealized Loss Carryforwards ($)	Total Accumulated Appreciation (Depreciation) ($)	Earnings (Losses) ($)
Columbia Beyond BRICs ETF	550,404	(56,395,798)	(12,751,455)	(68,596,849)
Columbia EM Core ex-China ETF	22,019	(98,392)	1,514,324	1,437,951
Columbia EM Quality Dividend ETF	511	(27,996,655)	116,184	(27,879,960)
Columbia EM Strategic Opportunities ETF	15,590	(3,417,489)	(797,396)	(4,199,295)
Columbia Emerging Markets Consumer ETF	491,299	(136,990,154)	3,230,313	(133,268,542)
Columbia Emerging Markets Core ETF	19,904	(802,977)	195,541	(587,532)
Columbia India Consumer ETF	49,782	(7,312,658)	14,402,042	7,139,166
Columbia India Infrastructure ETF	41,370	(57,717,708)	4,030,894	(53,645,444)
Columbia India Small Cap ETF	49,345	(11,782,187)	662,095	(11,070,747)

Annual Report 2017

COLUMBIA ETF TRUST II

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2017

At March 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Funds	Tax Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation ($)	Net Appreciation (Depreciation) ($)
Columbia Beyond BRICs ETF	82,776,400	4,159,626	(16,925,475)	(12,765,849)
Columbia EM Core ex-China ETF	9,498,207	1,882,339	(370,041)	1,512,298
Columbia EM Quality Dividend ETF	12,884,209	864,016	(748,265)	115,751
Columbia EM Strategic Opportunities ETF	8,325,906	581,749	(1,379,146)	(797,397)
Columbia Emerging Markets Consumer ETF	735,784,592	116,414,213	(113,188,605)	3,225,608
Columbia Emerging Markets Core ETF	4,556,807	628,233	(432,656)	195,577
Columbia India Consumer ETF	73,231,850	16,888,067	(2,486,404)	14,401,663
Columbia India Infrastructure ETF	37,302,367	8,229,584	(4,198,803)	4,030,781
Columbia India Small Cap ETF	24,816,418	2,911,879	(2,250,247)	661,632

The following capital loss carryforward, determined at March 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Carryforwards with No Expiration
Funds	Short-Term Capital Loss Carryforward ($)	Long-Term Capital Loss Carryforward ($)
Columbia Beyond BRICs ETF	17,902,657	38,493,141
Columbia EM Core ex-China ETF	98,183	209
Columbia EM Quality Dividend ETF	21,759,775	6,236,880
Columbia EM Strategic Opportunities ETF	1,789,212	1,628,277
Columbia Emerging Markets Consumer ETF	865,714	136,124,440
Columbia Emerging Markets Core ETF	154,352	648,625
Columbia India Consumer ETF	5,017,068	2,295,590
Columbia India Infrastructure ETF	16,659,491	41,058,217
Columbia India Small Cap ETF	2,606,001	9,176,186

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustments at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the year ended March 31, 2017, were as follows:

Funds	Purchases ($)	Sales ($)
Columbia Beyond BRICs ETF	29,763,846	38,526,756
Columbia EM Core ex-China ETF	7,642,765	2,706,992
Columbia EM Quality Dividend ETF	14,404,536	16,547,655
Columbia EM Strategic Opportunities ETF	2,448,737	3,660,997

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COLUMBIA ETF TRUST II

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2017

Funds	Purchases ($)	Sales ($)
Columbia Emerging Markets Consumer ETF	124,644,884	114,464,251
Columbia Emerging Markets Core ETF	1,503,185	1,712,129
Columbia India Consumer ETF	24,528,116	25,111,346
Columbia India Infrastructure ETF	14,192,833	22,583,402
Columbia India Small Cap ETF	14,473,357	14,377,882

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. In-Kind Transactions

The Funds may accept in-kind contributions and redemptions. In-kind contributions are accounted for at the fair market value of the in-kind securities contributed on the date of contribution. For the period ended March 31, 2017, the cost basis of in-kind purchases and sales was as follows:

Funds	Purchases ($)	Sales ($)
Columbia Beyond BRICs ETF	3,609,275	17,119,804
Columbia EM Core ex-China ETF	3,658,206	—
Columbia EM Quality Dividend ETF	298,467	2,135,297
Columbia EM Strategic Opportunities ETF	—	5,988,162
Columbia Emerging Markets Consumer ETF	68,959,627	9,360,618
Columbia Emerging Markets Core ETF	—	688,130
Columbia India Consumer ETF	—	—
Columbia India Infrastructure ETF	—	—
Columbia India Small Cap ETF	—	—

Note 7. Significant Risks

Emerging Markets Risk

The Funds are subject to emerging markets risk. Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems. These risks may be greater for investments in frontier markets.

Concentration Risk

Each Fund concentrates its investments in a particular sector or a group of sectors to approximately the same extent as its respective underlying index, and as such, may be adversely affected by increased price volatility of securities in those sectors, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those sectors.

Country and Regional Risk

Each Fund will invest in specific countries or geographic regions to approximately the same extent as its underlying index. To the extent that a Fund invests a significant portion of its assets in a particular country or a specific geographic region, the Fund will generally have more exposure to that country's or region's economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a country or region where a substantial portion of a Fund's assets are invested, the Fund may experience increased volatility or illiquidity of its portfolio holdings, which may adversely affect that Fund's performance.

Infrastructure Concentration Risk

Because the Columbia India Infrastructure ETF concentrates its investments in the infrastructure sectors of India, the Fund may be adversely affected by increased price volatility of securities in that sector, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sector.

Consumer Concentration Risk

Because the Columbia Emerging Markets Consumer ETF and Columbia India Consumer ETF concentrate their investments in the consumer goods and consumer services sectors (specifically the consumer goods and consumer services sectors of India for the Columbia India Consumer ETF), these Funds may be adversely

Annual Report 2017

COLUMBIA ETF TRUST II

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2017

affected by increased price volatility of securities in those sectors, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those sectors. The success of consumer goods and consumer services suppliers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition, preferences, and consumer confidence.

Domestic Demand Concentration Risk

Because the Columbia EM Strategic Opportunities ETF concentrates its investments in the consumer staples, consumer discretionary, telecommunications services, healthcare and/or utilities sectors, the Fund may be adversely affected by increased price volatility of securities in those sectors, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those sectors.

Financials Concentration Risk

Columbia Beyond BRICs ETF, Columbia EM Core ex-China ETF and Columbia India Small Cap ETF have concentrated investments in the financials sector. Because companies in the financials sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, these Funds may be adversely affected.

Industrials Concentration Risk

Columbia India Infrastructure ETF and Columbia India Small Cap ETF may be more susceptible to the particular risks that may affect companies in the industrials sector than if they were invested in a wider variety of companies in unrelated industries. The performance of companies in the industrials sector may be affected by government regulation, world events and economic conditions.

Consumer Discretionary Concentration Risk

Columbia Emerging Markets Core ETF may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

India Concentration Risk

Because the Columbia India Consumer ETF, Columbia India Infrastructure ETF and Columbia India Small Cap ETF invest predominantly in Indian securities, their NAVs will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

Small Cap and Mid Cap Companies Risk

The Columbia India Small Cap ETF primarily invests in small capitalization companies. Small cap companies may have greater volatility in price than the stocks of large cap companies due to limited product lines or resources or a dependency upon a particular market niche.

Non-Diversification Risk

Columbia EM Core ex-China ETF, Columbia Emerging Markets Consumer ETF, Columbia India Consumer ETF, Columbia India Infrastructure ETF and Columbia India Small Cap ETF are non-diversified funds. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

India-Mauritius Tax Treaty Risk

Each of the Columbia EM Strategic Opportunities ETF, Columbia Emerging Markets Consumer ETF, Columbia Emerging Markets Core ETF, Columbia India Consumer ETF, Columbia India Infrastructure ETF and Columbia India Small Cap ETF and their respective Subsidiary rely on the Double Tax Avoidance Agreement (DTAA) between India and Mauritius for relief from certain Indian taxes. On May 10, 2016, India and Mauritius signed a protocol amending the India-Mauritius tax treaty with respect to alienation of shares in Indian companies acquired on or after April 1, 2017, which will likely result in higher taxes paid by the Fund and, therefore, lower returns for the Funds and their shareholders. Additional changes to the India-Mauritius tax treaty could result in additional taxes, which could result in further higher taxes and lower returns for the Funds and their shareholders.

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COLUMBIA ETF TRUST II

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2017

Additionally, India has introduced general anti-avoidance rules (GAAR), the application of which might result in the Subsidiary not being entitled to the benefits of a tax treaty between Mauritius and India, which could result in the imposition by India of various taxes on Indian securities invested in by the Subsidiary (and indirectly the Fund).

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2017

COLUMBIA ETF TRUST II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Columbia ETF Trust II (formerly known as EGA Emerging Global Shares Trust)

In our opinion, the accompanying statements of assets and liabilities (Consolidated, as applicable), including the portfolios of investments (Consolidated, as applicable), and the related statements of operations and of changes in net assets (Consolidated, as applicable) and the financial highlights (Consolidated, as applicable), present fairly, in all material respects, the financial position of Columbia Beyond BRICs ETF (formerly EGShares Beyond BRICs ETF), Columbia EM Core ex-China ETF (formerly EGShares EM Core ex-China ETF), Columbia EM Quality Dividend ETF (formerly EGShares EM Quality Dividend ETF), Columbia EM Strategic Opportunities ETF (formerly EGShares EM Strategic Opportunities ETF), Columbia Emerging Markets Consumer ETF (formerly EGShares Emerging Markets Consumer ETF), Columbia Emerging Markets Core ETF (formerly EGShares Emerging Markets Core ETF), Columbia India Consumer ETF (formerly India Consumer ETF), Columbia India Infrastructure ETF (formerly EGShares India Infrastructure ETF), Columbia India Small Cap ETF (formerly EGShares India Small Cap ETF) (the "Funds", each of the portfolios comprising Columbia ETF Trust II) as of March 31, 2017, and the results of their operations, the changes of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

The statements of changes in net assets (Consolidated, as applicable) and the financial highlights (Consolidated, as applicable) of the Funds for the period ended on and prior to March 31, 2016 were audited by another independent registered public accounting firm whose report dated May 26, 2016 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
May 22, 2017

Annual Report 2017

COLUMBIA ETF TRUST II

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Funds hereby designate the following tax attributes for the fiscal year ended March 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.

	Qualified dividend income	Foreign taxes paid	Foreign taxes paid per share	Foreign source income	Foreign source income per share
Columbia Beyond BRICs ETF	84.53%	$244,845	$0.06	$2,595,158	$0.59
Columbia EM Core ex-China ETF	63.10%	$27,398	$0.06	$203,907	$0.45
Columbia EM Quality Dividend ETF	70.98%	$64,509	$0.07	$595,805	$0.63
Columbia EM Strategic Opportunities ETF	100.00%	$17,546	$0.04	$193,195	$0.48
Columbia Emerging Markets Consumer ETF	100.00%	$848,365	$0.03	$9,524,986	$0.32
Columbia Emerging Markets Core ETF	100.00%	$7,620	$0.03	$65,080	$0.26
Columbia India Consumer ETF	100.00%	$—	$—	$—	$—
Columbia India Infrastructure ETF	100.00%	$—	$—	$—	$—
Columbia India Small Cap ETF	100.00%	$—	$—	$—	$—

Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2017

COLUMBIA ETF TRUST II

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Trustees as of the date of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Certain Trustees may have served as a Trustee to other Funds in the Columbia Funds Complex prior to the date set forth in the Position Held with the Trusts and Length of Service column. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
George S. Batejan c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1953	Trustee since January 2017 for each Trust	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124

Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since May 2011 for CET, April 2016 for CET I and September 2016 for CET II	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013

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COLUMBIA ETF TRUST II

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee since April 2013 for CET, April 2016 for CET I and September 2016 for CET II	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since May 2011 for CET, April 2016 for CET I and September 2016 for CET II	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee since April 2013 for CET, April 2016 for CET I and September 2016 for CET II	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016

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COLUMBIA ETF TRUST II

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1950	Trustee since May 2011 for CET, April 2016 for CET I and September 2016 for CET II	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1942	Chair of the Board since November 2015; Trustee since April 2013 for CET, April 2016 for CET I and September 2016 for CET II	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds) 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee since May 2011 for CET, April 2016 for CET I and September 2016 for CET II	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Minor M. Shaw c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1947	Trustee since April 2013 for CET, April 2016 for CET I and September 2016 for CET II	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126

Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

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COLUMBIA ETF TRUST II

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
John G. Taft c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee since January 2017 for each Trust	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee since May 2011 for CET, April 2016 for CET I and September 2016 for CET II	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1997-2000; President and CEO, Cambridge Biotechnology Corporation, 1995-1997; President and CEO, Mitotix Inc., 1993-1994	126

Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1946	Trustee since April 2013 for CET, April 2016 for CET I and September 2016 for CET II	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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COLUMBIA ETF TRUST II

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trusts and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee and Senior Vice President since May 2011 for CET, April 2016 for CET I and September 2016 for CET II

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

183

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available without charge, upon request by calling 888.800.4347 or visiting columbiathreadneedleetf.com.

Annual Report 2017

COLUMBIA ETF TRUST II

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Funds as of the date of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively; and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2017

COLUMBIA ETF TRUST II

IMPORTANT INFORMATION ABOUT THIS REPORT

Voting Policies, Procedures and Record

A description of the Trust's proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge, by visiting columbiathreadneedleetf.com or searching the website of the Securities and Exchange Commission (the SEC) at sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Annual Report 2017

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Annual Report 2017

Columbia ETF Trust II

225 Franklin Street

Boston, MA 02110

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about the ETFs, visit columbiathreadneedleetf.com. Read the prospectus and summary prospectus carefully before investing. Columbia Management Investment Advisers, LLC serves as the investment manager to the ETFs. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC, or its parent company, Ameriprise Financial, Inc.

© 2017 Columbia Management Investment Advisers, LLC.

columbiathreadneedleetf.com

ANN280_03_G01_(05/17)

Item 2. Code of Ethics.

(a)       The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)       During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and John Taft, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Hawkins, Ms. Taunton-Rigby and Mr. Taft are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the nine series of the registrant whose reports to stockholders are included in this annual filing. During the period, the registrant had a change in independent accountant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016

$121,500	$110,750

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016

$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended March 31, 2017 and March 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016

$47,500	$18,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended March 31, 2017 and March 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016

$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended March 31, 2017 and March 31, 2016, there were no Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2017 and March 31, 2016 are approximately as follows:

2017	2016

$47,500	$18,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)       The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. The Board’s independent Trustees, Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and John Taft are all members of the Audit Committee.

(b)  Not Applicable.

Item 6. Investments

(a)       The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)      Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)       The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)      There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Columbia ETF Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 22, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	May 22, 2017